$25,000,000

                             AMENDED AND RESTATED

                          LOAN AND SECURITY AGREEMENT

                         DATED AS OF DECEMBER 20, 1996

                                 BY AND AMONG

                             THE GRADALL COMPANY,

                                 AS BORROWER,

                           GRADALL INDUSTRIES, INC.


                            AS CORPORATE GUARANTOR,

                                      AND

                            HELLER FINANCIAL, INC.,

                            AS AGENT AND AS LENDER

                      THE CIT GROUP/BUSINESS CREDIT, INC.

                                      AND

                           BANK ONE COLUMBUS, N.A.,

                                  AS LENDERS




                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----


SECTION 1.  DEFINITION                                                                     1
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1.1    Certain Defined Terms                                                               1
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1.2    Accounting Terms                                                                   19
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1.3    Other Definitional Provisions                                                      19
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SECTION 2.  LOANS AND COLLATERAL                                                          20
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2.1    Revolving Loans                                                                    20
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2.2    Interest                                                                           26
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2.3    Fees                                                                               29
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2.4    Payments and Prepayments                                                           30
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2.5    Term of this Agreement                                                             31
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2.6    Statements                                                                         31
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2.7    Grant of Security Interest                                                         32
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2.8    Capital Adequacy and Other Adjustments                                             32
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2.9    Taxes                                                                              33
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2.10   Required Termination and Prepayment                                                34
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2.11   Optional Prepayment/Replacement of Agent or Lenders in Respect of Increased Costs  35
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2.12   Compensation                                                                       35
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2.13   Booking of LIBOR Rate Loans                                                        35
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2.14   Assumptions Concerning Funding of LIBOR Rate Loans                                 36
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SECTION 3.  CONDITIONS TO Revolving Loan                                                  36
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3.1(a) Conditions to Revolving Loans                                                      36
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3.1(b) Conditions to Effectiveness.  This amendment                                       37
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SECTION 4.  BORROWER'S REPRESENTATIONS AND WARRANTIES                                     38
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4.1    Organization, Powers, Capitalization                                               38
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4.2    Authorization of Borrowing, No Conflict                                            39
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4.3    Financial Condition                                                                39
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4.4    Indebtedness and Liabilities                                                       40
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4.5    Account Warranties                                                                 40
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4.6    Names                                                                              40
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4.7    Locations; FEIN                                                                    40
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4.8    Title to Properties; Liens                                                         40
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4.9    Litigation; Adverse Facts                                                          40
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4.10   Payment of Taxes                                                                   41
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4.11   Performance of Agreements                                                          41
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4.12   Employee Benefit Plans                                                             41
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4.13   Intellectual Property                                                              41
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4.14   Broker's Fees                                                                      41
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4.15   Environmental Compliance                                                           41
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4.16   Solvency                                                                           42
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4.17   Disclosure                                                                         42
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4.18   Insurance                                                                          42
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4.19   Compliance with Laws                                                               42
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4.20   Bank Accounts                                                                      42
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4.21   Subsidiaries                                                                       43
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4.22   Employee Matters                                                                   43
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4.23   Governmental Regulation                                                            43
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SECTION 5.  AFFIRMATIVE COVENANTS                                                         43
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5.1    Financial Statements and Other Reports                                             43
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[Omitted].                                                                                44
5.2    Access to Accountants                                                              47
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5.3    Inspection                                                                         48
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5.4    Collateral Records                                                                 48
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5.5    Account Covenants; Verification                                                    48
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5.6    Collection of Accounts and Payments                                                48
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5.7    Endorsement                                                                        49
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5.8    Corporate Existence                                                                49
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5.9    Payment of Taxes                                                                   49
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5.10   Maintenance of Properties; Insurance                                               50
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5.11   Compliance with Laws                                                               50
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5.12   Further Assurances                                                                 50
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5.13   Collateral Locations                                                               50
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5.14   Bailees                                                                            50
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5.15   Omitted.                                                                           51
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5.16   Use of Proceeds and Margin Security                                                51
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5.17   Additional Subsidiaries.                                                           51
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5.18   Inventory Reporting.                                                               52
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SECTION 6.  FINANCIAL COVENANTS                                                           52
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6.1    Liabilities to Tangible Net Worth Ratio                                            52
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6.2    Tangible Net Worth.                                                                52
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6.4    Omitted                                                                            53
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6.5    Capital Expenditure Limits                                                         53
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6.6    Fixed Charge Coverage                                                              53
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SECTION 7.  NEGATIVE COVENANTS                                                            53
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7.1    Indebtedness and Liabilities                                                       53
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7.2    Guaranties                                                                         54
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7.3    Transfers, Liens and Related Matters                                               54
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7.4    Investments and Loans                                                              55
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7.5    Restricted Junior Payments                                                         56
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7.6    Restriction on Fundamental Changes                                                 56
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7.7    Omitted                                                                            56
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7.8    Transactions with Affiliates                                                       56
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7.9    Environmental Liabilities                                                          57
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7.10   Conduct of Business                                                                57
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7.11   Compliance with ERISA                                                              57
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7.12   Tax Consolidations                                                                 57
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7.13   Subsidiaries                                                                       58
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7.14   Fiscal Year                                                                        58
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7.15   Press Release; Public Offering Materials                                           58
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7.16   Bank Accounts                                                                      58
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SECTION 8.  DEFAULT, RIGHTS AND REMEDIES                                                  58
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8.1    Event of Default                                                                   58
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8.2    Suspension of Revolving Loan Commitments                                           60
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8.3    Acceleration                                                                       61
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8.4    Remedies                                                                           61
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8.5    Appointment of Attorney-in-Fact                                                    62
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8.6    Limitation on Duty of Agent with Respect to Collateral                             62
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8.7    Application of Proceeds                                                            62
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8.8    License of Intellectual Property                                                   63
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8.9    Waivers, Non-Exclusive Remedies                                                    63
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SECTION 9.  ASSIGNMENT AND PARTICIPATION                                                  63
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9.1    Assignments and Participations in Revolving Loans                                  63
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9.2    Agent                                                                              64
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9.3    Consents                                                                           68
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9.4    Set Off and Sharing of Payments                                                    69
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9.5    Disbursement of Funds                                                              69
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9.6    Settlements, Payments and Information                                              70
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9.7    Dissemination of Information                                                       71
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9.8    Discretionary Advances                                                             71
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SECTION 10.  MISCELLANEOUS                                                                72
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10.1   Expenses and Attorneys' Fees                                                       72
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10.2   Indemnity                                                                          72
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10.3   Amendments and Waivers                                                             73
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10.4   Notices                                                                            74
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10.5   Survival of Warranties and Certain Agreements                                      76
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10.6   Indulgence Not Waiver                                                              76
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10.7   Marshaling; Payments Set Aside                                                     76
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10.8   Entire Agreement                                                                   77
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10.9   Independence of Covenants                                                          77
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10.10  Severability                                                                       77
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10.11  Lenders' Obligations Several; Independent Nature of Lenders' Rights                77
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10.12  Headings                                                                           77
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10.13  APPLICABLE LAW                                                                     77
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10.14  Successors and Assigns                                                             78
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10.15  No Fiduciary Relationship; Limitation of Liabilities                               78
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10.16  CONSENT TO JURISDICTION                                                            78
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10.17  WAIVER OF JURY TRIAL                                                               78
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10.18  Construction                                                                       79
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10.19  Counterparts; Effectiveness                                                        79
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10.20  No Duty                                                                            79
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10.21  Confidentiality                                                                    79
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10.22  Schedules and Exhibits.                                                            79
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

Schedules  and  Exhibits
------------------------

Exhibit  1           Stock  ownership
Exhibit  2           Assignment  of  Contract  as Collateral Security
Exhibit  3           Consent  to  assignment  of  contract
Exhibit  4           Borrowing  Base  Certificate
Exhibit  5           Closing  Certificate
Exhibit  6           Compliance  Certificate
Exhibit 7 Corporate Guaranty of each of GII, GIC and each of Borrower's Subsidiaries
Exhibit  8           Inventory  Report
Exhibit  9           Lender  Addition  Agreement
Exhibit 10 Security Agreement and Mortgage - Trademarks, Patents and Copyrights, together with corresponding assignments
Exhibit  11          Reconciliation  Report
Exhibit  12          Revolving  Notes
Exhibit  13          Subordination  Agreement
Exhibit  14          Omitted
Exhibit  15          Notice  of  Borrowing
Schedule  1.1(A)     Mortgaged  Property
Schedule  1.1(B)     Liens  (Permitted  Encumbrances)
Schedule  1.1(C)     Pro  Forma
Schedule  3.1(a)     Closing  Deliveries
Schedule  3.1(b)(F)  Documents  required for Amendment and Restatement
Schedule  4.1(B)     Authorized  Capital  Stock  of  Loan  Parties
Schedule  4.6        Names  of  Borrower
Schedule  4.7        Locations  of  Collateral
Schedule  4.12       Post-Retirement  Benefits
Schedule  4.13       Intellectual  Property
Schedule  4.20       Bank  account  information
Schedule  4.21       Subsidiaries
Schedule  4.22       Employment  Matters
Schedule  5.20(a)    Foreign  Patents  and  Trademarks
Schedule  5.20(b)    Certain  Liens
Schedule  7.1(f)     Existing  Indebtedness
Schedule  7.2        Existing  Guaranties
Schedule  7.4        Existing  Investments
Schedule  7.8         Transactions  with  Affiliates


     AMENDED  AND  RESTATED  LOAN  AND  SECURITY  AGREEMENT

          This AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is dated as of December 20, 1996 and entered into among THE GRADALL COMPANY, an Ohio corporation ("Borrower"), with its principal place of business at 406 Mill Avenue S.W., New Philadelphia, Ohio 44663, GRADALL INDUSTRIES, INC., a Delaware corporation ("GII") (formerly known as ICM Industries, Inc.) with its principal place of business at 406 Mill Avenue S.W., New Philadelphia, Ohio 44663, the financial institutions listed on the signature pages hereof and their respective successors and assigns (each individually a "Lender" and collectively "Lenders") and HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "Heller"), with offices at 500 West Monroe, Chicago, Illinois 60661 for itself as a Lender and as Agent. All capitalized terms used herein are defined in Section 1 of this Agreement.

          WHEREAS, Borrower, GII, the Lenders and Heller are parties to a Loan and Security Agreement, dated as of October 13, 1995, as heretofore amended (the "Original Loan and Security Agreement");

          WHEREAS, GRADALL INVESTMENT COMPANY, an original party to the Loan and Security Agreement, has merged with and into GII, with GII being the surviving corporation;

          WHEREAS, the parties to the Original Loan and Security Agreement wish to amend and restate the Original Loan and Security Agreement as set forth herein and in order to provide a revolving credit facility to Borrower.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Agent, GII and Lenders agree that the Original Loan and Security Agreement (including, without limitation, the exhibits and schedules thereto) is, subject to the satisfaction of the conditions set forth in Section 3.1(b), amended and restated in its entirety by this Agreement.

SECTION  1.          DEFINITION.
                     ----------

          1.1          Certain  Defined Terms.     Certain Defined Terms.  The
                       ----------------------
following  terms  used  in  this  Agreement shall have the following meanings:

     "Accounts" means, all "accounts" (as defined in the UCC), accounts receivable, contract rights and general intangibles relating thereto, notes, drafts and other forms of obligations owed to or owned by Borrower arising or resulting from the sale of goods or the rendering of services.

     "Acquisition Covenant Compliance" means that (1) as of the end of each of the four consecutive Rolling Periods ending on or most recently prior to the consummation of (x) an acquisition which is otherwise a Permitted Recourse Acquisition, (y) the incurrence of Indebtedness subject to subsection 7.1(c) or (z) a Business Disposition, as applicable, the Parent Group, on a Combined Pro Forma Basis in the case an acquisition or Business Disposition, and the Parent Group not on a Combined Pro Forma Basis in all cases, shall have for each of such Rolling Periods (i) Fixed Charge Coverage of at least 1.5 to 1 and (ii) Senior Debt to Operating Cash Flow of not more than 3.0 to 1, and (2)
(I) after giving effect to the consummation of any such acquisition, incurrence or Business Disposition, the Borrowing Availability (as evidenced by the delivery of daily Borrowing Base Certificates) on a Combined Pro Forma Basis in the case of any such Business Disposition and not on a Combined Pro Forma Basis in the case of any such acquisition or incurrence, shall have been not less than $3,000,000 for each of the sixty consecutive days prior to such consummation, and (II) in the case of any such acquisition, incurrence or Business Disposition, the Approved Projections shall demonstrate that Borrowing Availability (on a Combined Pro Forma Basis in the case of any such acquisition or Business Disposition), shall be not less than $3,000,000 as of the last day of each of the three full calendar months next following the date of such consummation.

     "Affiliate" means any Person (other than Agent or Lender): (a) directly or indirectly controlling, control-led by, or under common control with, Borrower; (b) directly or indirectly owning or holding five percent (5%) or more of any equity interest in Borrower; or (c) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "control-ling", "con-trolled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agent" means Heller in its capacity as agent for the Lenders under the Loan Documents and any successor in such capacity appointed pursuant to subsection 9.1.

     "Agent's Account" means ABA No. 0710-0001-3, Account No. 55-35158 at First National Bank of Chicago, One First National Plaza, Chicago, IL 60670,
Reference:  Heller  Business  Credit  for  the benefit of The Gradall Company.

     "Agent's Depository Account" has the meaning assigned to that term in subsection 5.6.

     "Agreement" means this Loan and Security Agreement as it may be amended, supplemented or otherwise modified from time to time.

     "Applicable Base Rate Margin" means with respect to each Base Rate Loan, the following percentage points: (A) prior to the Closing Date, three quarters of one percentage point (.75%) and (B) from and after the Closing Date, (a) until the date of consummation of a Permitted Recourse Acquisition, a negative one half percentage point (-.50%), and (b) thereafter, (i) in the event that the Borrower shall have delivered Quarterly Financial Statements first due after such consummation in a timely manner in accordance with subsection 5.1(A), the percentage points set forth below each of which shall be applicable from the date of delivery of such Quarterly Financial Statements in accordance with subsection 5.1(A) (or failure thereof), and shall remain in effect until the earlier of (x) the timely delivery of Quarterly Financial Statements for the immediately succeeding fiscal quarter in accordance with subsection 5.1(A) (in which case, the Applicable Base Rate Margin shall be determined based on such newly delivered Quarterly Financial Statements ) or
(y) in the absence of such timely delivery, the date immediately following the date on which such Quarterly Financial Statements are due under subsection 5.1(A), in which case, the Applicable Base Rate Margin shall be one half of one percentage point (.5%) (subject to a timely future delivery of Quarterly Financial Statements as described in (x) above) or (ii) in the event that the Borrower shall have failed to deliver Quarterly Financial Statements first due after such consummation, .5% which shall be applicable until timely delivery of Quarterly Financial Statements under subsection 5.1(A) and thereafter clause (i) above shall apply): if such Quarterly Financial Statements indicate that Interest Adjustment Ratios and Average Borrowing Availability are at: (w) Level I or Level II - the Applicable Base Rate Margin is -.50% (negative .5%) or (x) Level III - the Applicable Base Rate Margin is .50%.

     "Applicable LIBOR Rate Margin" means with respect to each LIBOR Rate Loan, the following percentage points: (A) prior to the Closing Date, two and three quarters percentage prints (2.75%) and (B) from and after the Closing Date, (a) until the date of consummation of a Permitted Recourse Acquisition, one percentage point (1.00%) and (b) thereafter, (i) in the event that the Borrower shall have delivered Quarterly Financial Statements first due after such consummation in a timely manner in accordance with subsection 5.1(A), the percentage points set forth below each of which shall be applicable from the date of delivery of such Quarterly Financial Statements in accordance with subsection 5.1(A) (or failure thereof), and shall remain in effect until the earlier of (x) the timely delivery of Quarterly Financial Statements for the immediately succeeding fiscal quarter in accordance with subsection 5.1(A) (in which case, the Applicable LIBOR Rate Margin shall be determined based on such newly delivered Quarterly Financial Statements ) or (y) in the absence of such timely delivery, the date immediately following the date on which such Quarterly Financial Statements are due under subsection 5.1(A), in which case, the Applicable LIBOR Rate Margin shall be two percentage points (2.00%) (subject to a timely future delivery of Quarterly Financial Statements as described in (x) above) or (ii) in the event that the Borrower shall have failed to deliver Quarterly Financial Statements first due after such consummation, 2.00% which shall be applicable until timely delivery of Quarterly Financial Statements under subsection 5.1(A) and thereafter clause
(i) above shall apply) ; provided, that if an adjustment in the Applicable LIBOR Rate Margin for any LIBOR Rate Loan would otherwise be made during an Interest Period, such adjustment shall be postponed (with no retroactive effect) until the first day of the immediately succeeding Interest Period therefor (assuming such LIBOR Rate Loan is renewed in whole or in part): if such Quarterly Financial Statements indicate that Interest Adjustment Ratios and Average Borrowing Availability are at: (x) Level I - the Applicable LIBOR Rate Margin is 1.00%; (y) Level II - the Applicable LIBOR Rate Margin is 1.50%; or (z) Level III - the Applicable LIBOR Rate Margin is 2.00.

     "Approved Projections" means, for any period in respect of any acquisition, Business Disposition, incurrence of Indebtedness under subsection 7.1(c) or dividend under subsection 7.5(d), projections for the Parent Group, after giving effect to such acquisition, Business Disposition or incurrence, for such period, in form and substance reasonably satisfactory to the Agent.

     "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any or all of the assets of Borrower or any of its Subsidiaries other than sales of Inventory in the ordinary course of business.

     "Assignment of Contract" means (i) the Assignment of Contracts as Collateral Security, dated October 13, 1995, by Borrower, GIC and GII in favor of the Agent for the benefit of the Lenders, and (ii) the consent to such assignment by David T. Shelby ("Shelby") and Jack D. Rutherford ("Rutherford").

     "Bank Letters of Credit" means letters of credit issued by a bank for the account of Borrower and supported by a Risk Participation Agreement.

     "Bank One Letter Agreement" means the letter agreement, dated October 11, 1995, among Bank One, Columbus, N.A., the Agent and the Borrower regarding the pay-off of indebtedness owing to Bank One, Columbus, N.A. and related matters.

     "Base Rate" means a variable rate of interest per annum equal to the higher of (a) the rate of interest from time to time published by the Board of Governors of the Federal Reserve System as the "Bank Prime Loan" rate in Federal Reserve Statistical Release H.15(519) entitled "Selected Interest Rates" or any successor publication of the Federal Reserve System reporting the Bank Prime Loan rate or its equivalent, or (b) the Federal Funds Effec-tive Rate. The statistical release generally sets forth a Bank Prime Loan rate for each Business Day. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank Prime Loan rate or its equivalent, the term "Base Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate", "reference rate", "base rate", or other similar rate announced from time to time by any of Bankers Trust Company or The Chase Manhattan Bank (or their respective successors) (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by any such bank).

     "Base Rate Loan" means at any time that portion of the Revolving Loans bearing interest at rates determined by reference to the Base Rate at such time.

     "Base Rate Revolving Loan" means at any time that portion of the Revolving Loan bearing interest at rates determined by reference to the Base Rate at such time.

     "Blocked  Accounts"  has  the meaning assigned to that term in subsection
5.6.

     "Borrower" has the meaning assigned to that term in the preamble to this Agreement.

     "Borrowing Availability" shall mean, at any time, the amount, if any, by which the Maximum Revolving Loan Amount exceeds the outstanding principal balance of the Revolving Loan at such time.

     "Borrowing  Base"  has  the  meaning  assigned to that term in subsection
2.1(B).

     "Borrowing Base Certificate" means a certificate and assignment schedule duly executed by an officer of Borrower appropriately completed and in substantially the form of Exhibit 4 hereto.

     "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of Illinois, Pennsylvania, Ohio or New York or for the purposes of LIBOR Rate Loans only, London, England or is a day on which banking institu-tions located in any such state or city are closed.

     "Business Disposition" means an Asset Disposition constituting the sale or other transfer of all or any portion of the capital stock of any Subsidiary of the Borrower or Parent or of assets of any member of Parent Group comprising, in the opinion of the Agent, a business unit.

     "Capital Expenditures" means all amounts (including deposits) expended or capitalized for or with respect to any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise (excluding amounts expended under or with respect to Capital Leases, but including cash down payments for assets acquired under Capital Leases).

     "Capital Lease" means any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease.

     "Cash Equivalents" means: (a) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six (6) months from the date of acquisition thereof; (b) commercial paper maturing no more than six (6) months from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; and (c) certificates of deposit or bankers' acceptances maturing within six (6) months from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 and not subject to setoff rights in favor of such bank.

     "Change  of Control" means that any of the following shall have occurred:

     (a) GII shall cease to own and control, beneficially and of record, 100% of the issued and outstanding shares of capital stock of the Borrower;

     (b) Investor shall cease to own and control at least 40% of the fully diluted voting power represented by capital stock and other securities of GII, or shall cease to have the power to appoint a majority of the Board of Directors of GII or shall cease to have the power to direct or cause the direction of the management and policies of GII; or

     (d) any person or group (within the meaning of sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended) other than Investor shall acquire a greater percentage of the fully diluted voting power represented by capital stock and other securities of GII than that owned and controlled by Investor.

     "Closing Certificate" means a certificate duly executed by the chief executive officer or chief finan-cial officer of Borrower appropriately completed and in substantially the form of Exhibit 5 hereto.

     "Closing  Date"  means the date and time that the conditions set forth in
Section 3.1(b) are satisfied, or with the prior written consent of the Lenders and the Agent, waived.

     "Collateral"  has  the  meaning  assigned to that term in subsection 2.7.

     "Collecting  Banks"  has  the meaning assigned to that term in subsection
5.6.

     "Combined Pro Forma Basis" means, for any period in respect of any acquisition or Business Disposition, including or excluding, as applicable, the Person, assets or business to be acquired or disposed or, as applicable, in such acquisition or Business Disposition, in the consolidated financial statements of the Restricted Parent Group in accordance with GAAP, and in a manner reasonably acceptable to the Agent.

     "Compliance Certificate" means a certificate duly executed by the chief executive officer or chief finan-cial officer of Borrower appropriately completed and in substantially the form of Exhibit 6 hereto.

     "Corporate Guarantor" means each Person who executes and delivers a Corporate Guaranty.

     "Corporate Guaranty" means each continuing Guaranty by GII and each of Borrower's present and future Subsidiaries (other than FSC), in the form of
Exhibit  7,  as amended, restated, supplemented or modified from time to time.

     "Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

     "Default  Rate"  has the meaning assigned to that term in subsection 2.2.

     "EBITDA" means, for any period, without duplication, the total of the following for Restricted Parent Group -on a consolidated basis, each calculated for such period: (1) net income determined in accordance with GAAP; plus, to the extent included in the calculation of net income, (2) the
       ----
sum of (a) income and franchise taxes paid or accrued; (b) Interest Expenses, net of interest income, paid or accrued; (c) interest paid in kind; (d)
amortization and depreciation and (e) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); less, to
                                                                      ----
the extent included in the calculation of net income, (3) the sum of (a) the income of any Person (other than any Purchasing Subsidiary or any Subsidiary thereof or any wholly-owned Subsidiary of GII) in which GII or a wholly owned Subsidiary of GII has an ownership interest unless such income is received by GII or such wholly-owned Subsidiary in a cash distribution; (b) gains or losses from sales or other dispositions of assets (other than Inventory in the normal course of business); and (c) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring "cash" losses.

     "Eligible Accounts" has the meaning assigned to that term in subsection 2.1(B).

     "Eligible Inventory" has the meaning assigned to that term in subsection 2.1(B).

     "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of any member of Parent Group or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of any member of Parent Group or any current or former ERISA Affil-iate.

     "Environmental Claims" means claims, liabilities, investigations, litigation, administrative proceedings, judgments or orders relating to Hazardous Materials or arising under Environmental Laws.

     "Environmental Laws" means any present or future federal, state or local law, rule, regulation or order relating to pollution, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment.

     "Equipment" means all "equipment" (as defined in the UCC), includ-ing, without limitation, all machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

     "ERISA Affiliate", as applied to any of GII, Borrower, any Subsidiary of Borrower, means any Person who together with any of GII, Borrower, any Subsidiary of Borrower is treated as a single employer within the meaning of
Section  414(b),  (c),  (m)  or  (o)  of  the  IRC.

     "Event  of Default" means each of the events set forth in subsection 8.1.

     "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the immediately following Business Day by the Federal Reserve Bank of New York or, if such rate is not pub-lished for any Business Day, the average of the quota-tions for the day of the requested Revolving Loan received by Agent from three Federal funds brokers of recognized standing selected by Agent.

     "Fiscal Year" means each twelve month period ending on the last day of December in each year.

     "Fixed Charge Coverage" means, for any period, Operating Cash Flow divided by Fixed Charges.

     "Fixed Charges" means, for any period, and each calculated for such period (without duplication), (a) Interest Expenses paid or accrued by the Restricted Parent Group; plus (b) scheduled payments of principal with respect
                         ----
to all Indebtedness of the Restricted Parent Group; plus (c) any provision for
                                                    ----
(to the extent it is greater than zero) income or franchise taxes of the Restricted Parent Group included in the determination of net income, excluding any provision for deferred taxes; plus (d) Restricted Junior Payments made in
                                   ----
cash by the Restricted Parent Group to the extent permitted under subsection 7.5(b); plus (e) deferred taxes accrued by the Restricted Parent Group in any prior period.

     "FSC" means The Gradall Company FSC, Inc., a United States Virgin Islands corporation.

     "Funding Date" means the date of each funding of a Revolving Loan or issuance of a Lender Letter of Credit.

     "GAAP" means generally accepted accounting prin-ciples set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

     "Hazardous Material" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any Environmental Laws or regulations as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity or toxicity; (b) oil, petro-leum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

     "Indebtedness", as applied to any Person, means without duplication: (a) all indebtedness for borrowed money; (b) obligations under leases which in accordance with GAAP constitute Capital Leases; (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (e) all indebtedness of the type described in clauses (a) through (d) of this definition secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebted-ness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

     "Initial Public Offering" shall mean the public offering by GII of 2,950,000 of its common shares, par value $.001 per share as described in the Prospectus filed by GII with the United States Securities and Exchange Commission as part of Registration File No. 333-06777 and in consideration of which GII received, net of expenses and underwriters' commissions, $26,929,000.

     "Intangible Assets" means all intangible assets (determined in conformity with GAAP) including, without limitation, goodwill, trademarks, trade names, licenses, organizational costs, deferred amounts, covenants not to complete, unearned income and restricted funds.

     "Intellectual Property" means all present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, inventions, copy-rights and all applications and registrations therefor, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifi-cations, descriptions, and all memoranda, notes and records with respect to any research and development, whether now owned or hereafter acquired, all goodwill associated with any of the foregoing, and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon.

     "Interest Adjustment Ratios" mean, as of the end of any fiscal quarter, Senior Debt to Operating Cash Flow for the Rolling Period ending on the last day of such fiscal quarter and Fixed Charge Coverage for the Rolling Period ending on the last day of such fiscal quarter.

     "Interest Expenses" means, without duplication, for any period, the following, for the Restricted Parent Group -each calculated for such period: interest expenses deducted in the determination of net income (excluding (i) the amortization or write off of fees and costs with respect to the transactions contemplated hereunder on the Original Closing Date which have been capitalized as transaction costs; (ii) the amortization or write off of other fees and costs paid prior to the Original Closing Date in respect of transactions consummated prior to the Original Closing Date, which fees and expenses had previously been capitalized, and (iii) interest paid in kind).

     "Interest  Period"  has  the  meaning assigned to that term in subsection
2.2(B).

     "Interest  Rate"  has  the  meaning  assigned  to that term in subsection
2.2(A).

     "Inventory" means all "inventory" (as defined in the UCC), including, without limitation, finished goods, raw materials, work in process and other materials and supplies used or consumed in a Person's business and goods which are returned or repossessed.

     "Inventory Report" means a report duly executed by an officer of Borrower appropriately completed and in substantially the form of Exhibit 8.

     "Investor"  means  MLGA  Fund  II,  L.P., a Delaware limited partnership.

     "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

     "Lender" or "Lenders" has the meaning assigned to that term in the preamble to this Agreement.

     "Lender Addition Agreement" means an agreement among Agent, a Lender and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Revolving Loans, the Revolving Loan Commitments and other interests under this Agreement and the other Loan Documents substantially in the form of Exhibit 9.

     "Lender Letter of Credit" has the meaning assigned to that term in subsection 2.1(F).

     "Letter of Credit Liability" means, all reimbursement and other liabili-ties of Borrower with respect to each Lender Letter of Credit, whether contingent or otherwise, including: (a) the amount available to be drawn or which may become avail-able to be drawn; (b) all amounts which have been paid or made available by the issuing bank to the extent not reimbursed; and (c) to the extent due and payable, all unpaid interest, fees and expenses in connection with such Lender Letter of Credit or such liabilities.

     "Letter of Credit Reserve" means, at any time, an amount equal to (a) the aggregate amount of Letter of Credit Liability with respect to all Lender Letters of Credit outstanding at such time plus (without duplication) (b) the
                                           ----
aggregate amount theretofore paid by Agent or any Lender under Lender Letters of Credit and not debited to the Loan Account pursuant to subsection 2.1(F)(2) or otherwise reim-bursed by Borrower.

     "Level I" means that for any Rolling Period, (i) the Fixed Charge Coverage Ratio is 1.5:1 or more, and (ii) Senior Debt to Operating Cash Flow is 2.5:1 or less.

     "Level II" means that for any Rolling Period, (i) the Fixed Charge Coverage Ratio is less than 1.50:1 and not less than 1.25:1 and (ii) Senior Debt to Operating Cash Flow is more than 2.5:1 and not more than 3.0:1 (or any of (i) or (ii) is at a more favorable level and Level I is not applicable).

     "Level III" means that for any Rolling Period, (i) the Fixed Charge Coverage Ratio is less than 1.25:1 and (ii) Senior Debt to Operating Cash Flow is more than 3.0:1 (or any of (i) or (ii) is at a more favorable level and neither Level I nor Level II is applicable).

     "Liabilities" shall have the meaning given that term in accordance with GAAP and shall include Indebtedness.

     "Liabilities to Tangible Net Worth Ratio" means, at any time, Liabilities divided by Tangible Net Worth of the Restricted Parent Group, as of such time.

     "LIBOR Rate" means, for each Interest Period, a rate of interest equal to:

     (a) the rate of interest determined by Agent at which deposits in Dollars for the relevant Interest Period are offered based on information presented on the Reuters Screen LIBOR Page as of 11:00 A.M. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period; provided, that if at least two such offered rates appear on the Reuters Screen LIBOR Page in respect of such Interest Period, the arithmetic mean of all such rates (as determined by Agent) will be the rate used; provided, further that if Reuters ceases to provide LIBOR quotations, such rate shall be the average rate of interest determined by Agent at which deposits in Dollars are offered for the relevant Interest Period by Bankers Trust Company and The Chase Manhattan Bank (or their respective successors) to prime banks in the London interbank market as of 11:00 A.M. (London time) on the applicable interest rate determination date, divided by

     (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System:

(such rate to be adjusted to the nearest one sixteenth of one percent (1/16 of 1%) or, if there is not a nearest one sixteenth of one percent (1/16 of 1%), to the next higher one sixteenth of one percent (1/16 of 1%).

     "LIBOR Rate Loan" means at any time that portion of the Revolving Loans bearing interest at rates determined by reference to the LIBOR Rate.

     "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Loan Documents" means (i) this Agreement, the Revolving Notes, the Corporate Guaranties, the Pledge Agreement, the Assignment of Contract, and the Patent and Trademark Assignments, and (ii) all other instruments, documents and agreements executed by or on behalf of Borrower or any Corporate Guarantor and delivered concurrently herewith or at any time hereafter to or for Agent or any Lender in connec-tion with the Revolving Loans and other transactions contemplated by this Agreement, all as amended, restated, supplemented or modified from time to time.

     "Loan Party" means and includes each of Borrower and each Corporate Guarantor and each Subsidiary which is required to become a Corporate Guarantor under subsection 5.17.

     "Loan Year" means each period of twelve (12) consecu-tive months commencing on the Original Closing Date and on each anniversary thereof.

     "Material Adverse Effect" means a material adverse effect upon (a) the business, operations, prospects, properties, assets or condition (financial or otherwise) of Parent Group taken as a whole or (b) the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or of Agent or any Lender to enforce or collect any of the Obligations.

     "Maximum Revolving Loan Amount" has the meaning assigned to that term in subsection 2.1(A).

     "Mortgage" means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by any Loan Party to Agent, on behalf of Lenders, with respect to Mortgaged Property on or prior to the Closing Date.

     "Mortgaged Property" means the real property owned by Borrower as described on Schedule 1.1(A).

     "Net Worth" means, at any date, the sum of capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) calculated in accordance with GAAP.

     "Notice of Borrowing" has the meaning assigned to that term in subsection 2.1(C).

     "Obligations" means all obligations, liabilities and indebtedness of every nature of each Loan Party from time to time owed to Agent or to any Lender under the Loan Documents including the principal amount of all debts, claims and indebted-ness (whether incurred before or after the Termination
Date), accrued and unpaid interest (including, without limitation, interest accruing after as well as before, the commencement of any proceeding involving any Loan Party as a debtor under any state or federal bankruptcy law, whether or not such interest is an allowed claim in any such proceeding) and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable.

     "Operating Cash Flow" means, for any period, (a) EBITDA; less (b) Capital
                                                              ----
Expenditures  of  the  Restricted  Parent  Group.

     "Original  Closing  Date"  means  October  13,  1995.

     "Parent  Group"  means  GII and its Subsidiaries on a consolidated basis.

     "Patent  and  Trademark  Assignments"  means  the  Security Agreement and
Mortgage  -    Trademarks  and Patents and Copyrights, dated October 13, 1995, together  with  the  corresponding  assignments.

     "Payment Default" means a default in the payment of any Obligation which constitutes, or which, after the lapse of time, would constitute, an Event of Default of the type described in clause (A) of subsection 8.1.

     "Permitted Acquisition" means a Permitted Recourse Acquisition or a Permitted Non-Recourse Acquisition.

     "Permitted Non-Recourse Acquisition" means an acquisition by a Purchasing Subsidiary of 100% of the issued and outstanding capital stock of any Person (free and clear of all Liens) or of all or substantially all of the assets of any Person, in each case to the extent that:

 (a) such Person's business consists solely of manufacturing and distributing capital goods similar to those manufactured and distributed by Borrower as of the Closing Date and such acquisition shall have been approved by the board of directors of such Person and by that of Borrower and the Purchasing Subsidiary;

(b) the total consideration for such acquisition (including, without limitation, Indebtedness and other liabilities and Liens assumed or attaching to purchased assets, and Indebtedness (on terms and pursuant to documentation reasonably acceptable to Agent) issued to the seller of such stock or assets in connection with such acquisition), when added to the total consideration for all prior and concurrent Permitted Acquisitions made on or after the Closing Date, shall not exceed $50,000,000;

(c) all funds used for the payment of the purchase price of such acquisition shall consist of (i) Indebtedness incurred by the Purchasing Subsidiary, for which no member of Parent Group (other than such Purchasing Subsidiary and its Subsidiary) shall be liable, primarily, secondarily, as guarantor, issuer or otherwise, in any manner, whether contractually or as a matter of law, and
(ii) equity contributions made by Borrower to such Purchasing Subsidiary from earnings (and not from any borrowed money) of Borrower arising from and after the date the conditions set forth in subsection 3.1(b) and not theretofor invested in any Permitted Acquisition or other investment, as certified in writing by Borrower to the Agent prior to such acquisition;

(d) both immediately prior to, and after giving effect to, any such acquisition, no Default or Event of Default would exist, and all representations and warranties of the Loan Parties shall be true and correct (it being understood that representations and warranties made as of a specified date shall only be made (or deemed made or repeated) as of such specified date);

(e) Agent shall be reasonably satisfied with all documentation in connection with such acquisition including, without limitation, the terms of all documents evidencing, governing or creating indebtedness or Liens assumed, incurred or otherwise constituting consideration for such acquisition, and the Agent shall have completed, with results satisfactory to the Agent, such due diligence with respect to the Person or assets being acquired, as the Agent shall have determined;

(f) Agent and Lenders shall have received not less than sixty (60) days' prior written notice of such acquisition; and

(g) concurrently with the consummation of such acquisition, the Borrower shall have complied with subsection 5.13 and subsection 5.17 in connection with such acquisition, to the extent applicable.

     "Permitted Recourse Acquisition" means an acquisition by the Borrower of 100% of the issued and outstanding capital stock of any Person (free and clear of all Liens) or of all or substantially all of the assets of any Person, in each case to the extent that:

     (a) the Agent shall have approved such acquisition in its sole discretion and in writing;

(b) such Person's business consists solely of manufacturing and distributing capital goods similar to those manufactured and distributed by Borrower as of the Closing Date and such acquisition shall have been approved by the board of directors of such Person and by that of Borrower and the Purchasing Subsidiary;

(c)  the  Parent  Group  shall  be  in  Acquisition  Covenant  Compliance;

(d) both immediately prior to, and after giving effect to, any such acquisition, no Default or Event of Default would exist (including, without limitation, for the Parent Group on a Combined Pro Forma Basis and for the Parent Group not on a Combined Pro Forma Basis, in each case, as of the four Rolling Periods ending on or most recently prior to such consummation, any breach of any financial covenant) and all representations and warranties of the Loan Parties shall be true and correct (it being understood that representations and warranties made as of a specified date shall only be made (or deemed made or repeated) as of such specified date),

(e) Agent shall be reasonably satisfied with all documentation in connection with such acquisition including, without limitation, the terms of all documents evidencing, governing or creating indebtedness or Liens assumed, incurred or otherwise constituting consideration for such acquisition, and the Agent shall have completed, with results satisfactory to the Agent, such due diligence with respect to the Person or assets being acquired, as the Agent shall have determined;

(f) the total consideration for such acquisition (including, without limitation, Indebtedness and other liabilities and Liens assumed or attaching to purchased assets, and Indebtedness (on terms and pursuant to documentation reasonably acceptable to Agent) issued to the seller of such stock or assets in connection with such acquisition), when added to the total consideration for all prior and concurrent Permitted Acquisitions made on or after the Closing Date, shall not exceed $50,000,000;

(g) Agent and Lenders shall have received not less than sixty (60) days' prior written notice of such acquisition, and shall have, at least thirty (30) days prior to the consummation of such acquisition, received the Approved Projections and financial statements of the Parent Group on a Combined Pro Forma Basis and not on a Combined Pro Forma Basis for the period of four consecutive Rolling Periods ending on or most recently prior to the consummation of such acquisition, and

(h) concurrently with the consummation of such acquisition, the Borrower shall have complied with subsection 5.13 and subsection 5.17 in connection with such acquisition.

     "Permitted Encumbrances" means the following types of Liens: (a) Liens (other than Liens relating to Environmental Claims or ERISA) for taxes, assessments or other governmental charges not yet due and payable or which are
(i) being contested in good faith by appropriate proceedings and in respect of which any reserves required by GAAP shall have been established, (ii) as to which any Lien in respect thereof does not have priority over any Lien in favor of the Agent, whether for existing or after acquired Collateral and whether for existing or future extensions of credit and (iii) as to which there is no material risk of forfeiture of the property subject to such Lien;
(b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delin-quent; (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social secur-ity, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (d) easements, rights-of-way, servitudes, covenants, conditions, restric-tions, minor imperfections of title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any member of Parent Group; (e) Liens for purchase money obligations and under Capital Leases, provided, that (i) the purchase or Capital Lease of the asset subject to any such Lien is permitted under subsection 6.5, (ii) the Indebtedness secured by any such Lien is permitted under subsection 7.1, and (iii) such Lien encumbers only the asset so purchased; (f) Liens in favor of Agent, on behalf of Lenders, (g) Liens in respect of judgements, writs, warrants or similar process not constituting an Event of Default under subsection 8.1(J); (h) Liens set forth on SCHEDULE 1.1(B); (i) Liens on assets of any Person the stock of which is acquired in connection with a Permitted Acquisition or on assets acquired directly in a Permitted Acquisition, so long as none of such Liens were created in contemplation of such acquisition; and (j) Liens incurred by a Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary on its assets.

     "Permitted Joint Venture" shall mean a joint venture (i) in which Borrower has incurred and will incur, whether contractually or as a matter of law, voluntarily or involuntarily, no Liabilities in excess (together with all other investments under subsection 7.4(d) and Liabilities of Borrower arising therefrom) of the maximum amount of investment permitted under subsection 7.4(d), (ii) which is not a Subsidiary, and (iii) which conducts and will conduct no activities, other than business of the type conducted by Borrower as of the Original Closing Date.

     "Permitted Merger" means the merger of FSC with and into the Borrower with the Borrower being the surviving entity.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organi-zations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Pledge Agreement" means the stock pledge agreement dated October 13, 1995 by GIC and GII, in favor of Agent, on behalf of Lenders, in form and substance satisfactory to Agent.

     "Pro Forma" means the pro forma unaudited consolidated and consolidating balance sheet of Borrower and its Subsidiaries annexed hereto as Schedule 1.1(C).

     "Pro Rata Share" means the percentage obtained by dividing the Revolving Loan Commitment of that Lender by the Revolving Loan Commitments of all Lenders, as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1; provided, that if the Revolving Loan Commitments are terminated pursuant to the terms hereof, then "Pro Rata Share" means the percentage obtained by dividing (x) the aggregate amount of such Lender's outstanding Revolving Loans by (y) the aggregate amount of all outstanding Revolving Loans.

     "Projections" means Parent Group's forecasted business and financial plan, including con-solidated and consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a -Subsidiary by Subsidiary (excluding for this purpose FSC) basis and otherwise consistent with the historical finan-cial statements of the Borrower, together with appropriate supporting details and a statement of underlying assumptions.

     "Purchasing Subsidiary" means a wholly-owned Subsidiary of Borrower organized solely to make a single Permitted Non-Recourse Acquisition.

     "Quarterly Financial Statements" means financial statements delivered under (x) subsection 5.1(A) as of the end of a calendar month which ends on the last day of a fiscal quarter or (y) subsection 5.1(C).

     "Reconciliation Report" means a report duly executed by the chief executive officer or chief financial officer or controller of Borrower appropriately completed and in substantially the form of Exhibit 11.

     "Renewal  Term"  has the meaning assigned to that term in subsection 2.5.

     "Requisite Lenders" means Lenders holding or being responsible for sixty-six and two-thirds percent (66.66%) or more of the sum of (a) outstanding Revolving Loans (b) outstanding Letter of Credit Liability and (c) unutilized Revolving Loan Commitments.

     "Restricted  Junior  Payment"  means:    (a)  any  dividend  or  other
distribution, direct or indirect, on account of any shares of any class of stock of Borrower now or hereafter outstanding, except a stock dividend; (b) any payment or prepayment of prin-cipal of, premium, if any, or interest on, or any redemption, conversion, exchange, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Indebtedness other than payments on Indebtedness, excluding Subordinated Debt, which are due and payable in accordance with their terms, as in effect on the Closing Date or the date incurred, if incurred after the Closing Date, or any shares of any class of stock of Borrower now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower now or hereafter outstanding; and (d) any payment by Borrower of any management fees or similar fees to any Affiliate, whether pursuant to a management agreement or otherwise.

     "Restricted Parent Group" means the Parent Group, excluding each Purchasing Subsidiary and each Subsidiary of each Purchasing Subsidiary.

     "Revolving Loan" means all advances made by Lenders pursuant to subsection 2.1(A) and any amounts added to the principal balance of the Revolving Loan pursuant to this Agreement.

     "Revolving Loan Commitment" means (a) as to any Lender, the commitment of such Lender to make its Pro Rata share of the Revolving Loan and to purchase participations in Lender Letters of Credit pursuant to subsection 2.1(F) as set forth on the signature page of this Agree-ment opposite such Lender's signature or in the most recent Lender Addition Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commit-ment of all Lenders to make the Revolving Loan and to purchase participations in Lender Letters of Credit pursuant to subsection 2.1(F).

     "Revolving Note" means each promissory note of Borrower in substantially the form of Exhibit 12, issued pursuant to subsection 2.1(D).

     "Risk Participation Agreement" has the meaning assigned to that term in subsection 2.1(F).

     "Rolling Period" means as of the last day of any fiscal quarter of the Parent Group, the period of four consecutive fiscal quarters ending on such day.

     "Rutherford" has the meaning assigned to that term in the definition of Assignment of Contract.

     "Securities Purchase Agreements" means and includes each Securities Purchase Agreement each dated as of October 13, 1995, among GII, the Borrower and the purchaser party thereto.

     "Senior Debt to Operating Cash Flow" means, for any period, the ratio of the principal (or notional principal) amount of Indebtedness (other than any Indebtedness which is contractually subordinated to the payment of the Obligations in a manner satisfactory to the Agent) of the Restricted Parent Group outstanding as of the end of such period to Operating Cash Flow for such period.

     "Senior Subordinated Notes" means each of the 12.5% senior subordinated notes now or hereafter issued pursuant to the Securities Purchase Agreements for an aggregate principal amount not exceeding $10,000,000 (plus amounts under replacements for lost, stolen or mutilated notes).

     "Settlement Date" has the meanings assigned to that term in subsection 9.6(A)(2).

     "Shelby" has the meaning assigned to that term in the definition of Assignment of Contract.

     "Stockholders' Agreement" means the amended and restated Shareholders Agreement, dated as of August 20, 1996, among GII, Investor, Rutherford, Shelby, and the "Managers" named therein.

     "Subordinated Debt" means any Indebtedness which is contractually subordinated to the payment of the Obligations in a manner satisfactory to the Agent.

     "Subordination Agreement" means that certain Subordination Agreement, dated October 13, 1995, among each purchaser party to a Securities Purchase Agreement, Borrower, GII and the Agent.

     "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling inter-est) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof. A Permitted Joint Venture in which no investment in excess of the amount permitted under subsection 7.4(d) has been invested shall not constitute a "Subsidiary" under this Agreement.

     "Tangible Net Worth" means the Net Worth of the Restricted Parent Group, less (a) Intangible Assets of the Restricted Parent Group, less (b) all obligations owed to any member of the Restricted Parent Group by any Affiliate of Parent and less (c) all loans by any member of the Restricted Parent Group to officers, stockholders or employees of any member of the Restricted Parent Group.

     "Termination  Date"  has  the meaning assigned to that term in subsection
2.5.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Illinois as amended from time to time, and any successor statute.

          1.2       Accounting Terms1.2     Accounting Terms.     For purposes
                    -------------------     ----------------
of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent or any Lender pursuant to subsection 5.1 shall be prepared in accordance with GAAP (as in effect at the time of such preparation) on a consistent basis. In the event any "Accounting Changes" (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement, then Borrower and Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by Borrower and Requisite Lenders, (A) all financial covenants, standards and terms in this Agreement shall be calcu-lated and/or construed as if such Account-ing Changes had not been made, and (B) Borrower shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial state-ments delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (a) changes in accounting principles required by GAAP and implemented by Borrower;
(b) changes in accounting principles recommended by Borrower's certified public accountants; and (c) changes in carrying value of Borrower's (or any of its Subsidiar-ies') assets, liabilities or equity accounts resulting from (i) the application of purchase accounting principles (A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) to the transactions contemplated by the Recapitalization Documents or (ii) any other adjustments that, in each case, were applicable to, but not included in, the Pro Forma. All such adjustments resulting from expenditures made subsequent to the Closing Date (including, but not limited to, capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period.

          1.3        Other Definitional Provisions.  References to "Sections",
                     -----------------------------
"subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, words importing any gender include the other genders; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document;
references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION  2.          LOANS  AND  COLLATERAL.
                     ----------------------

          2.1          Revolving  Loans.
                       ----------------

          (A)     Revolving Loan.  Subject to the terms and conditions of this
                  --------------
Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender, severally, agrees to lend to Borrower from time to time its Pro Rata Share of the Revolving Loan. The aggregate amount of all Revolving Loan Commitments shall not exceed at any time $25,000,000. Amounts borrowed under this subsection 2.1(A) may be repaid and reborrowed at any time prior to the earlier of (i) the termination of the Revolving Loan Commitment pursuant to subsection 8.3 or (ii) the Termination Date. Except as otherwise provided herein, no Lender shall have any obligation to make advances under this subsection 2.1(A) to the extent any requested advance would cause the balance of the Revolving Loan then outstanding (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount. All outstanding principal of the "Revolving Loan" (as such term is defined in the Original Loan and Security Agreement) outstanding immediately prior to the Closing Date shall be deemed to be borrowed and outstanding as of the Closing Date and thereafter (until repaid) under this Agreement and all interest accrued and unpaid as of the Closing Date in respect of the "Revolving Loan" (as such term is defined in the Original Loan and Security Agreement) shall be deemed to have accrued and shall be payable under this Agreement.

          (1) "Maximum Revolving Loan Amount" means, as of any date of determination, the lesser of (a) the Revolving Loan Commitment minus the Letter of Credit Reserve and (b) the Borrowing Base minus the Letter of Credit Reserve.

          (2) "Borrowing Base" means, as of any date of deter-mination, an amount equal to the sum of (a) eighty five percent (85%) of Eligible Accounts, and (ii) the lesser of (x) $15,000,000 and (y) the sum of eighty percent (80%) of Eligible Inventory consisting of finished goods, fifty seven percent (57%) of Eligible Inventory consisting of purchased materials, and twenty-one percent (21%) of Eligible Inventory consisting of manufactured materials less
(iii) in each case such reserves as Agent in its reasonable discretion elects to establish. Without limitation on the right of the Agent to establish any and all reserves which the Agent has the right under the foregoing sentence to establish, the Agent may establish at any time such reserves in respect of actual or potential liabilities relating to environmental matters as the Agent may in its discretion elect, whether or not the report referred to in subsection 5.19 has been delivered and whether or not the recommendations therein have been implemented.

          (B)          Eligible  Collateral.
                       --------------------

          "Eligible Accounts" means, as at any date of deter-mination, the aggregate of all Accounts that Agent, in its reasonable judgment, deems to be eligible for borrowing purposes. Without limiting the generality of the foregoing, unless otherwise agreed by Agent, the following Accounts are not Eligible Accounts:

               (1) Accounts which, at the date of issuance of the respective invoice therefor, were payable more than sixty (60) days after the date of issuance of such invoice;

               (2) Accounts which remain unpaid for more than sixty (60) days after the due date specified in the original invoice or for more than ninety (90) days after invoice date if no due date was specified;

               (3) Accounts which are otherwise eligible with respect to which the account debtor is owed a credit by Borrower, but only to the extent of such credit;

               (4) Accounts due from a customer whose principal place of business is located outside the United States of America unless such Account is backed by a letter of credit, in form and substance acceptable to Agent and issued or confirmed by a bank that is organized under the laws of the United
States of America or a State thereof, that is acceptable to Agent; provided, that a copy of such letter of credit has been delivered to Agent as additional collateral (Borrower hereby agreeing to deliver the original of any such letter of credit to Agent as Collateral promptly upon request of Agent);

               (5) Accounts due from a customer which Agent has notified Borrower does not have a satisfactory credit standing (after taking into account any credit enhancement);

               (6) Accounts in excess of an aggregate face amount of $200,000 with respect to which the customer is the United States of America or any state or any municipality, or any department, agency or instrumentality thereof unless Borrower has, with respect to such Accounts, complied with the Federal Assignment of Claims Act (31 U.S.C. Section 3727) or any applicable statute or municipal ordinance of similar purpose and effect;

               (7) Accounts with respect to which the customer is an Affiliate of Borrower or a director, officer, agent, stockholder or employee of Borrower or any of its Affiliates; provided, that the Agent may consider as eligible Accounts owing from entities controlled by Rutherford or Shelby which arise pursuant to transactions permitted under subsection 7.8;

               (8) Accounts due from a customer if more than twenty-five percent (25%) of the aggregate amount of Accounts of such customer have at the time remained unpaid for more than sixty (60) days after due date or ninety
(90)  days  after  the  invoice  date  if  no  due  date  was  specified;

               (9) Accounts with respect to which there is any unresolved dispute with the respective customer (but only to the extent of such dispute);

               (10) Accounts evidenced by an "instrument" or "chattel paper" (as defined in the UCC) not in the possession of Agent, on behalf of Lenders;

               (11) Accounts with respect to which Agent, on behalf of Lenders, does not have a valid, first priority and fully perfected security interest;

               (12) Accounts subject to any Lien except those in favor of Agent, on behalf of Lenders and Permitted Encumbrances of the type described in clause (a) of the definition herein of Permitted Encumbrance;

               (13) Accounts with respect to which the customer is the subject of any bankruptcy or other insolvency proceeding;

               (14) Accounts due from a customer to the extent that such Accounts exceed in the aggregate an amount equal to twenty percent (20%) of the aggregate of all Accounts at said date; provided, that during the period beginning on January 1 and ending on June 30 of each calendar year, Accounts due from Hertz Corporation shall not be ineligible under this clause (14) except to the extent such Accounts exceed in the aggregate an amount equal to thirty percent (30%) of all Accounts at said date;

               (15) Accounts with respect to which the customer's obligation to pay is conditional or subject to a repur-chase obligation or right to return or with respect to which the goods or services giving rise to such Account have not been delivered or shipped (as required by the applicable contract) (or performed, as applicable) and accepted by such account debtor, including progress billings, bill and hold sales, guarantied sales, sale or return transactions, sales on approval or consignment sales;

               (16) Accounts with respect to which the customer is located in Indiana, New Jersey, Minnesota, or any other state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year;

               (17) Accounts with respect to which the customer is a creditor of Borrower, provided, however, that any such Account shall only be ineligible as to that portion of such Account which is less than or equal to the amount owed by Borrower to such Person.

          "Eligible Inventory" means, as at any date of deter-mination, the value (determined at the lower of cost or market on a first-in, first-out basis) of all Inventory owned by and in the possession of Borrower and located in the United States of America that Agent, in its reasonable credit judgment, deems to be eligible for borrowing purposes. Without limiting the generality of the foregoing, unless otherwise agreed by Agent, the following is not Eligible Inventory: (a) finished goods which do not meet the specifications of a purchase order for such goods and are not standard products of the Borrower and its Subsidiaries; (b) Inventory which Agent determines, is unacceptable for borrowing purposes due to age, quality, type, category and/or quantity; (c) Inventory with respect to which Agent, on behalf of Lenders, does not have a valid, first priority and fully perfected security interest; (d) Inventory with respect to which there exists any Lien in favor of any Person other than Agent, on behalf of Lenders and other than any Permitted Encumbrance of the type described in clause (a) of the definition herein of Permitted Encumbrance; (e) Inventory produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provisions contained in Title 29 U.S.C. 215 (a)(i); and (f) Inventory located at any location other than (x) Borrower's principal location or (y) a location not owned by Borrower as to which a waiver, in form and substance satisfactory to Agent, has been executed and delivered by the owner of such premises.

          (C)          Borrowing Mechanics.  (1)  LIBOR Rate Loans made on any
                       -------------------
Funding Date shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of such amount. (2) On any day when Borrower desires to borrow under this subsection 2.1, Borrower shall give Agent telephonic notice of the proposed borrowing by 11:00 a.m. Central time on the Funding Date of a Base Rate Loan and two (2) Business Days in advance of the Funding Date of a LIBOR Rate Loan, which notice (a "Notice of Borrowing") must also specify the proposed Funding Date (which shall be a Business Day), whether such Revolving Loans shall consist of Base Rate Loans or LIBOR Rate Loans and for LIBOR Rate Loans the Interest Period applicable thereto. Any such telephonic notice shall be confirmed in writing (in substantially the form of Exhibit 15 hereto) on the same day. Neither Agent nor any Lender shall incur any liability to Borrower for acting upon any telephonic notice Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this subsection 2.1(C). Neither Agent nor any Lender will make any advance pursuant to any telephonic notice unless Agent has also received the most recent Borrowing Base Certificate and all other documents required under subsection 5.1(F) by 11:00 a.m. Central time. Each such advance made to Borrower under the Revolving Loan shall be deposited by wire transfer in immediately available funds in such account as Borrower may from time to time designate to Agent in writing. Unless payment is otherwise timely made by Borrower, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest and fees shall be deemed irrevocably to be a request by Borrower for a Base Rate Revolving Loan on the due date of, and in the amount required to pay, such principal, accrued interest and fees, and the proceeds of each such Revolving Loan if made by Agent or any Lender shall be disbursed by Agent or such Lender by way of direct payment of the relevant obligation.

          (D)     Revolving Notes.  Borrower shall execute and deliver to each
                  ---------------
Lender a Revolving Note to evidence such Lender's portion of the Revolving Loan, such Revolving Note to be in the principal amount of the Revolving Loan Commitment of such Lender and with other appropriate insertions. In the event of an assignment under subsection 9.1, Borrower shall, upon surrender of the assigning Lender's Revolving Notes, issue new Revolving Notes to reflect the new Revolving Loan Commitments of the assigning Lender and its assignee.

          (E)          Evidence  of  Revolving Loan Obligations.  The advances
                       ----------------------------------------
constituting the Revolving Loan shall be evidenced by this Agreement, the Revolving Notes, and notations made from time to time by Agent in its books and records, including computer records. Agent shall record in its books and records, including computer records, the principal amount of the Revolving Loans owing to each Lender from time to time. Agent's books and records shall constitute presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Failure by Agent to make any such notation or record shall not affect the obligations of Borrower to Lenders with respect to the Revolving Loans.

          (F)       Letters of Credit.  Subject to the terms and conditions of
                    -----------------
this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, the Revolving Loan Commitments may, in addition to advances under the Revolving Loan, be utilized, upon the request of Borrower, for (i) the issuance of letters of credit by Agent; or with Agent's consent any Lender, or (ii) the issuance by Agent of risk participations (a "Risk Participation Agreement") to the banks to induce such banks to issue Bank Letters of Credit (each of (i) and (ii), a "Lender Letter of Credit"). Each Lender shall be deemed to have purchased a participation in each Lender Letter of Credit issued for the account of Borrower (which Lender Letter of Credit may be issued in connection with a purchase by or obligation of a Subsidiary) in an amount equal to its Pro Rata Share thereof. In no event shall any Lender Letter of Credit be issued to the extent that the issuance of such Lender Letter of Credit would cause the sum of the Letter of Credit Reserve (after giving effect to such issuance) plus the outstanding principal balance of the Revolving Loan to exceed the lesser of (x) the Borrowing Base and (y) the Revolving Loan Commitment.

               (1)          Maximum Amount.  The aggregate amount of Letter of
                            --------------
Credit Liability with respect to all Lender Letters of Credit outstanding at any time shall not exceed $2,000,000.

               (2)          Reimbursement    Borrower shall be irrevocably and
                            -------------
unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind, to reimburse Agent or the issuer for any amounts paid with respect to a Lender Letter of Credit including all fees, costs and expenses paid to any bank that issues Bank Letters of Credit. Borrower hereby authorizes and directs Agent, at Agent's option, to debit Borrower's account (by increasing the principal balance of the Revolving Loan) in the amount of any payment made with respect to any Lender Letter of Credit. All amounts paid with respect to any Lender Letter of Credit that are not immediately repaid by Borrower with the proceeds of a Revolving Loan or otherwise shall bear interest at the Default Rate applicable to Revolving Loans. In the event that Borrower shall fail to reim-burse Agent on the date of any payment under a Lender Letter of Credit in an amount equal to the amount of such payment, Agent shall promptly notify each Lender of the unreimbursed amount of such payment together with accrued interest thereon and each Lender, on the next Business Day, shall deliver to Agent an amount equal to its respective participation in same day funds. The obligation of each Lender to deliver to Agent an amount equal to its respective participation pursuant to the foregoing sentence shall be absolute and uncon-ditional and such remittance shall be made notwith-standing the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condi-tion set forth in Section 3. In the event any Lender fails to make available to Agent the amount of such Lender's participa-tion in such Lender Letter of Credit, Agent shall be entitled to recover such amount on demand from such Lender together with interest at the Base Rate.

               (3)     Conditions of Issuance.  In addition to all other terms
                       ----------------------
and conditions set forth in this Agreement, the issuance of any Lender Letter of Credit shall be subject to the conditions precedent that the letter of credit which Borrower requests be in such form, be for such amount, contain such terms and support purchases of inventory in the ordinary course of business and such other transactions as are reasonably satisfactory to Agent. The expiration date of each Lender Letter of Credit shall be on a date which is at least thirty (30) days prior to the Termination Date.

               (4)         Request for Letters of Credit.  Borrower shall give
                           -----------------------------
Agent at least five (5) Business Days prior notice specifying the date a Lender Letter of Credit is to be issued, identifying the beneficiary and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the letter of credit being requested.

          (G)          Other  Letter  of  Credit  Provisions.
                       -------------------------------------

          (1)          Obligations  Absolute.    The obligation of Borrower to
                       ---------------------
reimburse Agent or any Lender for payments made under any Lender Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including the following circum-stances:

               (a) any lack of validity or enforceability of any Lender Letter of Credit or any other agreement;

               (b) the existence of any claim, set-off, defense or other right which Borrower, any of its Affiliates, Agent or any Lender, on the one hand, may at any time have against any beneficiary or transferee of any Lender Letter of Credit or Bank Letter of Credit (or any Persons for whom any such transferee may be acting), Agent, any Lender or any other Person, on the other hand, whether in connection with this Agree-ment, the transactions contem-plated herein or any unrelated transaction (including any underlying trans-action between Borrower or any of its Affiliates and the beneficiary of the letter of credit);

               (c) any draft, demand, certificate or any other document presented under any Lender Letter of Credit or Bank Letter of Credit which is forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;


               (d) payment under any Lender Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such letter of credit; provided, that, in the case of any payment by Lender under any Lender Letter of Credit, Lender has not acted with gross negli-gence or willful misconduct (as determined by a court of competent jurisdiction) in determining that the demand for payment under such Lender Letter of Credit complies on its face with any applicable requirements for a demand for payment under such Lender Letter of Credit;

               (e) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or
               (f) the fact that a Default or an Event of Default shall have occurred and be continuing.

          (2)     Nature of Issuer's Duties.  As between Agent and Lenders, on
                  -------------------------
the one hand, and Borrower, on the other hand, Borrower assumes all risks of the acts and omissions of, or misuse of any Lender Letter of Credit by the beneficiary thereof. In furtherance and not in limitation of the foregoing, neither Agent nor any Lender shall be responsible: (a) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document by any party in connection with the application for and issuance of any Lender Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Lender Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (c) for failure of the beneficiary of any Lender Letter of Credit to comply fully with conditions required in order to demand payment thereunder; provided, that, in the case of any payment by Agent or any Lender under any Lender Letter of Credit, Agent or Lender has not acted with gross negligence or willful misconduct (as determined by a court of competent jurisdiction) in determining that the demand for payment under such
Lender  Letter  of  Credit    complies  on  its  face  with  any  applicable
require-ments for a demand for payment thereunder; (d) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (e) for errors in interpretation of technical terms; (f) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Lender Letter of Credit ; (g) for the credit of the proceeds of any drawing under any Lender Letter of Credit; and (h) for any consequences arising from causes beyond the control of Agent or any Lender as the case may be. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder.

               (3)      Liability.  In furtherance and extension of and not in
                        ---------
limita-tion of, the specific provisions herein above set forth, any action taken or omitted by Agent or any Lender under or in connection with any Lender Letter of Credit, if taken or omitted in good faith, shall not put Agent or any Lender under any resulting liability to Borrower provided that Agent or such Lender, as the case may be, has not taken or omitted to take such action with gross negligence or wilful misconduct.

          2.2          Interest.
                       --------

               (A)        Rate of Interest.  The Revolving Loans and all other
                          ----------------
Obligations shall bear interest from the date such Revolving Loans are made or such other Obligations become due to the date paid at a rate per annum equal to (a) in the case of Base Rate Loans and Obligations not constituting Revolving Loans, the Base Rate plus the Applicable Base Rate Margin, and (b) in the case of LIBOR Rate Loans, the LIBOR Rate plus the Applicable LIBOR Rate Margin (the applicable rate, the "Interest Rate"). The applicable basis for determining the rate of interest shall be selected by Borrower initially at the time a Notice of Borrowing is given pursuant to subsection 2.1(C). The basis for determining the interest rate with respect to any Revolving Loan or a portion of any Revolving Loan may be changed from time to time pursuant to subsection 2.2(E). If on any day a Revolving Loan or a portion of any Revolving Loan is outstanding with respect to which notice has not been delivered to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Revolving Loan or portion thereof shall bear interest determined by reference to the Base Rate.

          After the occurrence and during the continuance of an Event of Default (i) the Revolving Loans and all other Obligations shall, at the option of Requisite Lenders, bear interest at a rate per annum equal to two percent (2%) plus the applicable Interest Rate (the "Default Rate"), (ii) each LIBOR
Rate Loan shall automatically convert to a Base Rate Loan at the end of any applicable Interest Period and (iii) no Revolving Loans may be converted to LIBOR Rate Loans.

          (B)      Interest Periods.  In connection with each LIBOR Rate Loan,
                   ----------------
Borrower shall elect an interest period (each an "Interest Period") to be applicable to such Revolving Loan, which Interest Period shall be either a one, two, three or six month period; provided, that:

               (1) the initial Interest Period for any Revolving Loan shall commence on the Funding Date of such Revolving Loan;

               (2) in the case of successive Interest Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires;

               (3) if an Interest Period expiration date is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period expiration date is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

               (4) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to part (5), below, end on the last Business Day of a calendar month;

               (5) no Interest Period shall extend beyond the Termination Date; and

               (6) there shall be no more than three (3) Interest Periods relating to LIBOR Rate Loans outstanding at any time.

          (C)          Computation  and  Payment of Interest.  Interest on the
                       -------------------------------------
Revolving Loans and all other Obligations shall be computed on the daily principal balance on the basis of a 360 day year for the actual number of days elapsed in the period during which it accrues. In computing interest on any Revolving Loan, the date of funding of the Revolving Loan or the first day of an Interest Period applicable to such Revolving Loan or, with respect to a Base Rate Loan being converted from a LIBOR Rate Loan, the date of conversion of such LIBOR Rate Loan to such Base Rate Loan, shall be included and the date of payment of such Revolving Loan or the expiration date of an Interest Period applicable to such Revolving Loan, or with respect to a Base Rate Loan being converted to a LIBOR Rate Loan, the date of conversion of such Base Rate Loan to such LIBOR Rate Loan, shall be excluded; provided, that if a Revolving Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Revolving Loan. Interest on Base Rate Loans and all other Obligations other than LIBOR Rate Loans shall be payable to Agent for benefit of Lenders monthly in arrears on the first day of each month, on the date of any prepayment of Revolving Loans and at maturity, whether by acceleration or otherwise. Interest on LIBOR Rate Loans shall be payable to Agent for benefit of Lenders on the last day of the applicable Interest Period for such Revolving Loan, on the date of any prepayment of the Revolving Loans, and at maturity, whether by acceleration or otherwise. In addition, for each LIBOR Rate Loan having an Interest Period longer than three (3) months, interest accrued on such Revolving Loan shall also be payable on the last day of each
three  (3)    month  interval  during  such  Interest  Period.

          (D)          Interest  Laws.    Notwithstanding any provision to the
                       --------------
contrary contained in this Agreement or any other Loan Document, Borrower shall not be required to pay, and neither Agent nor any Lender shall be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided  for  in  this  Agreement or in any other Loan Document, then in such event: (1) the provisions of this subsection shall govern and control; (2) neither Borrower nor any other Loan Party shall be obligated to pay any Excess Interest; (3) any Excess Interest that Agent or any Lender may have received hereunder shall be, at such Lender's option, (a) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and
(5) neither Borrower nor any other Loan Party shall have any action against Agent or any Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall remain at the Maximum Rate until each Lender shall have received the amount of interest which such Lender would have received during such period on such Obligations had the rate of interest not been limited to the Maximum Rate during such period.

          (E)        Conversion or Continuation.  Subject to the provisions of
                     --------------------------
subsection 2.2(B) Borrower shall have the option to (1) convert at any time all or any part of outstanding Revolving Loans equal to $1,000,000 and integral multiples of $100,000 in excess of that amount from Base Rate Loans to LIBOR Rate Loans or (2) upon the expiration of any Interest Period applicable to a LIBOR Rate Loan, to (a) continue all or any portion of such Revolving Loan equal to $250,000 and integral multiplies of $100,000 in excess of that amount as a LIBOR Rate Loan or (b) convert all or any portion of such Revolving Loan to a Base Rate Loan. The succeeding Interest Period(s) of such continued or converted Revolving Loan commence on the last day of the Interest Period of the Revolving Loan to be continued or converted; provided, that no outstanding Revolving Loan may be continued as, or be converted into, a LIBOR Rate Loan, when any Event of Default or Payment Default has occurred and is continuing.

          Borrower shall deliver a notice of conversion/continuation to Agent no later than 11:00 A.M. (Central time) at least two (2) Business Days in advance of the proposed conversion/ continuation date ("Notice of Conversion/Continuation"). A Notice of Conversion/Continuation shall certify:
(1) the proposed conversion/continuation date (which shall be a Business Day);
(2) the amount of the Revolving Loan to be converted/continued; (3) the nature of the proposed conversion/continuation; (4) in the case of conversion to, or a continuation of, a LIBOR Rate Loan, the requested Interest Period; and (5) that no Event of Default or Payment Default has occurred and is continuing or would result from the proposed conversion/continuation.

          In lieu of delivering the Notice of Conversion/Continuation, Borrower may give Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2(E); provided, that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Agent on or before the proposed conversion/continuation date.

          Neither Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this subsection 2.2(E) and upon conversion/continuation by Lenders in accordance with this Agreement pursuant to any telephonic notice, Borrower shall have effected such conversion or continuation, as the case may be, hereunder.

          2.3          Fees2.3          Fees.
                       -------          ----

               (A)      Unused Line Fee.  Borrower shall pay to Agent, for the
                        ---------------
benefit of Lenders, a fee in an amount equal to the Revolving Loan Commitment less the sum of the average daily balance of the Revolving Loan plus the average daily face amount of the Letter of Credit Reserve during the preceding month multiplied by 1/4 (or, for any portion of any calendar month preceding the Closing Date, 1/2) percent per annum, such fee to be calculated on the basis of a 360 day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of the first calendar month following the Closing Date and the first day of each month thereafter.

               (B)     Letter of Credit Fees.  Borrower shall pay to Agent for
                       ---------------------
the account of Lenders, a fee with respect to the Lender Letters of Credit in the amount of the average daily amount of Letter of Credit Liability outstanding during such month multiplied by one percent (1%) per annum. Such fees will be calculated on the basis of a 360 day year for the actual number of days elapsed and will be payable monthly in arrears on the first day of each month. Borrower shall also reimburse Agent for any and all fees and expenses, if any, paid by Agent or any Lender to the issuer of the Bank Letters of Credit.

               (C)     Collateral Agency Fee.  On the Closing Date and on each
                       ---------------------
anniversary thereof, the Borrower shall pay to Agent, for its own account, a nonrefundable collateral agency fee of $25,000 (after crediting against the amount due on the Closing Date any unused portion of the "Collateral Monitoring Fee" paid under the Original Loan and Security Agreement).

               (D)        Audit Fees.  Borrower agrees to pay to Agent for its
                          ----------
own account an audit fee for each inspection equal to $600 per day, together with reasonable out of pocket expenses; provided, that so long as no Defaulting or Event of Default has occurred during any calendar year Borrowing Availability has not been below $5,000,000 at any time, the maximum amount payable by Borrower in respect of such audit fees and out of pocket expenses for such calendar year shall not exceed $15,000.

               (E)      Other Fees and Expenses.  Borrower shall pay to Agent,
                        -----------------------
for its own account, all charges for returned items and all other bank charges incurred by Agent, as well as Agent's standard wire transfer charges for each wire transfer made under this Agreement.

               (F)       Closing Fee.  On the Closing Date, Borrower shall pay
                         -----------
to Agent for the pro rata benefit of the Lenders a closing fee equal to $25,000.

          2.4        Payments and Prepayments2.4     Payments and Prepayments.
                     ------------------------

               (A)        Manner and Time of Payment.  In its sole discretion,
                          --------------------------
Agent may charge interest and other amounts payable hereunder to the Revolving Loan, all as set forth on Agent's books and records. If Agent elects to bill Borrower for any amount due hereunder, such amount shall be immediately due and payable with interest thereon as provided herein. All payments made by Borrower with respect to the Obligations shall be made without deduction, defense, setoff or counterclaim. All payments to Agent hereunder shall, unless otherwise directed by Agent, be made to Agent's Account or in accordance with subsection 5.6. Prior to the Closing Date, proceeds remitted to Agent's Account other than in accordance with the next sentence shall be credited to the Obligations on the first Business Day following the day such proceeds were received; provided, that for the purpose of calculating interest on the Obligations, such funds shall be deemed received on the second Business Day after such proceeds were received. Proceeds remitted to Agent's Account by wire transfer shall be credited to the Obligations on the Business Day received; provided, further, that for the purpose of calculating interest on the Obligations such funds shall be deemed received the first Business Day thereafter. From and after the Closing Date, payments received in the Agent's Account in immediately available funds by 2:00 p.m. (Chicago time) on any Business Day shall be credited to the Obligations for all purposes on such Business Day, and payments received in the Agent's Account in immediately available funds after 2:00 p.m. (Chicago time) on any Business Day shall be credited to the Obligations for all purposes on the immediately succeeding Business Day. No payment or proceeds shall be credited to the Obligations until such payment or proceeds are in immediately available funds.

               (B)          Mandatory  Prepayments.
                            ----------------------
               (1)     Overadvance.  At any time that the principal balance of
                       -----------
the Revolving Loan exceeds the Maximum Revolving Loan Amount, Borrower shall, upon demand by Agent, immediately repay the Revolving Loan to the extent necessary to reduce the principal balance to an amount that is equal to or less than the Maximum Revolving Loan Amount.

               (2)          Proceeds  of Asset Dispositions.  Immediately upon
                            -------------------------------
receipt  by  Borrower  or  any  of  its  Subsidiaries of proceeds of any Asset
Disposition (in one or a series of related transactions), which proceeds exceed $200,000 (it being understood that if the proceeds exceed $200,000, the entire amount and not just the portion above $200,000 shall be subject to this subsection 2.4(B)(2)), Borrower shall prepay the Revolving Loan (without reduction of the Revolving Loan Commitments) in an amount equal to such proceeds.

          (C)        Voluntary Prepayments and Repayments.    Borrower may, at
                     ------------------------------------
any time upon not less than three Business Days' prior notice to Agent, (i) terminate the Revolving Loan Commitment in full at any time, and (ii) upon the giving of notice of any such termination, the entire outstanding principal amount of the Revolving Loan shall become due and payable on the date specified in such notice. Upon termination of the Revolving Loan Commitments and as a condition thereto, Borrower shall cause Agent and each Lender to be released from all liability under any Lender Letters of Credit or, at Agent's option, Borrower will deposit cash collateral with Agent in an amount equal to 105% of the Letter of Credit Reserve that will remain outstanding after prepayment or repayment.

          (D)      Payments on Business Days.  Whenever any payment to be made
                   -------------------------
hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest or fees due hereunder.

          2.5       Term of this Agreement.  This Agreement shall be effective
                    ----------------------
until August 31, 1999 (the "Termination Date"). The Revolving Loan Commitments shall (unless earlier terminated) terminate upon the earlier of
(i) the time that the Obligations become immediately due and payable (whether automatically or by declaration) under subsection 8.3 or (ii) the Termination Date. Upon termination in accordance with subsection 8.3 or on the Termination Date, all Obligations shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all Obligations have been fully paid in cash and satisfied in full, Agent, on behalf of Lenders, shall be entitled to retain security interests in and liens upon all Collateral, and even after payment of all Obligations here-under, Borrower's obligation to indemnify Agent and each Lender in accordance with the terms hereof shall continue.

          2.6          Statements.   Agent shall render a monthly statement of
                       ----------
account to Borrower within twenty (20) days after the end of each month. Such statement of account shall constitute an account stated unless Borrower makes written objection thereto within thirty (30) days from the date such statement is mailed to Borrower. Borrower promises to pay all of its Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement.

          2.7          Grant  of Security Interest.  To secure the payment and
                       ---------------------------
performance of the Obligations, including all renewals, extensions, restructurings and refinancings of any or all of the Obligations, Borrower hereby grants to Agent, on behalf of Lenders, a continuing security interest, lien and mortgage in and to all right, title and interest of Borrower in the following property of Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"): (A) Accounts, and all guaranties and security therefor (including, without limitation, all security interests and security agreements securing same and all financing statements filed in respect of such security interests), and all goods and rights represented thereby or arising therefrom including the right of stoppage in transit, replevin and reclamation; (B) Inventory; (C) general intan-gibles (as defined in the UCC); (D) documents (as defined in the UCC) or other receipts covering, evidencing or representing goods; (E) instruments, letters of credit, and certificated and uncertificated securities (each as defined in the UCC); (F) chattel paper (as defined in the UCC); (G) [Omitted]; (H) Intellectual
Property; (I) all deposit accounts of Borrower maintained with any bank or financial institution; (J) all cash and other monies and property of Borrower in the possession or under the control of Agent, any Lender or any partici-pant; (K) all books, records, ledger cards, files, corres-pondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain informa-tion relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and (L) proceeds of all or any of the property described above, including, without limitation, the proceeds of any insurance policies covering any of the above described property. Additionally, the Borrower hereby ratifies and confirms the grant of a security interest in the "Collateral" (other than Equipment and Mortgaged Property) contained in the Original Loan and Security Agreement, which security interest shall continue in full force and effect without interruption, and the security interests granted hereunder and in the Original Loan and Security Agreement shall constitute the single grant of a security interest. Effective on the Closing Date, the security interest in and mortgage on Equipment and Mortgaged Property granted in the Original Loan and Security Agreement and Mortgages are released and on the Closing Date the Agent shall execute and deliver to the Borrower UCC statements of partial release and satisfactions of Mortgages (each in form and substance satisfactory to the Agency) in respect of such release.

          2.8      Capital Adequacy and Other Adjustments.  In the event Agent
                   --------------------------------------
or any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-govern-mental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or com-pliance by Agent or such Lender or any corporation controlling Agent or such Lender with any request or directive issued after the date hereof regarding capital adequacy, reserve require-ments or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be main-tained by Agent or such Lender or any corporation controlling Agent or such Lender and thereby reducing the rate of return on Agent's or such Lender's or such corpora-tion's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from such Lender (with a copy to Agent) or Agent (together with the certificate referred to in the next sentence) pay to Agent or such Lender additional amounts sufficient to compensate Agent or such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by Agent or any Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes. Each Lender shall use reasonable efforts to promptly notify Borrower of the occurrence of an event which such Lender has determined entitles such Lender to payment under this subsection 2.8, provided, that the failure to give such notice promptly by any Lender shall not impair such Lender's right to demand payment under this subsection 2.8 for any period of not more than 180 days prior to the date notice is actually given by such Lender to Borrower.

          2.9          Taxes2.9          Taxes.
                       --------          -----

               (A)     No Deductions.  Any and all payments or reimburse-ments
                       -------------
made hereunder or under the Revolving Notes shall be made without setoff or counterclaim and free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: income, franchise and similar taxes based on, or determined by reference to, net income that are imposed on any Lender or Agent by the jurisdic-tion under the laws of which Agent or such Lender is organized or doing business or any political subdivision thereof and income, franchise and similar taxes based on, or determined by reference to, net income that are imposed on any Lender or Agent by the jurisdiction of Agent's or such Lender's applicable lending office or any political subdivision thereof (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto, excluding such income, franchise and similar taxes based on, or determined by reference to, net income, herein "Tax Liabilities"). If Borrower shall be required by law to deduct any such Tax Liabilities from or in respect of any sum payable hereunder to Agent or any Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Agent or such Lender receives an amount equal to the sum it would have received had no such deductions been made.

               (B)       Changes in Tax Laws  In the event that, subsequent to
                         -------------------
the Closing Date, (i) any changes in any existing law, regula-tion, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instru-mentality:

               (1) does or shall subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Revolving Loans made or Lender Letters of Credit issued hereunder, or change the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

               (2) does or shall impose on Agent or any Lender any other condition or increased cost in connection with the transac-tions contemplated hereby or participations herein; and the result of any of the foregoing is to increase the cost to Agent or such Lender of issuing any Lender Letter of Credit or making or continuing any Revolving Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrower shall promptly pay to Agent or such Lender, upon its demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents. If Agent or any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

               (C)      Foreign Lenders.  Each Lender organized under the laws
                        ---------------
of a jurisdiction outside the United States (a "Foreign Lender") shall provide to Borrower and Agent, on or prior to the date upon which it shall have become a Lender hereunder, and from time to time thereafter, if requested in writing by the Borrower, (but only so long as Lender remains lawfully able to do so) a properly completed and executed Internal Revenue Service Form 4224 or Form
1001 or other applicable form, certifi-cate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption from United States withholding tax with respect to payments to be made to such Foreign Lender under this Agreement and under the Revolving Notes (a "Certificate of Exemption"). Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable written request of Borrower or Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption.

               If a Foreign Lender does not provide a Certificate of Exemption to Borrower and Agent within the time periods set forth in the preceding paragraph (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date upon which such Lender became a Lender hereunder), Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrower shall not be required to pay any additional amounts as a result of such withholding; provided, however, that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower and Agent.

               2.10       Required Termination and Prepayment.  If on any date
                          -----------------------------------
any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its LIBOR Rate Loans has become unlawful or impossible by compliance by Lender in good faith with any law, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, and in any such event, that Lender shall promptly give notice (by telephone confirmed in writing) to Borrower and Agent of that determination. Subject to prior withdrawal of a Notice of Borrowing or a Notice of Conversion/Continuation or prepayment of the LIBOR Rate Loans as contemplated by the subsection 2.11, the obligation of Lender to make or maintain its LIBOR Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law and Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this subsection 2.10 is made or, when required by law, earlier, repay or prepay the LIBOR Rate Loans together with all interest accrued thereon or convert the LIBOR Rate Loans to Base Rate Loans.

          2.11          Optional Prepayment/Replacement of Agent or Lenders in
                        ------------------------------------------------------
Respect  of  Increased  Costs.    Within  fifteen  (15)  days after receipt by
    -------------------------
Borrower  of  written notice and demand from Agent or any Lender (an "Affected
    ---
Lender") for payment of additional costs or additional amounts as provided in subsection 2.8 or subsection 2.9 or of a determination that such Affected Lender may not make or maintain LIBOR Rate Loans, as provided in subsection 2.10, Borrower may, at its option, notify Agent and such Affected Lender of its intention to do one of the following:

          (A) Borrower may obtain, at Borrower's expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrower obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell and assign its Revolving Loan and Revolving Loan Commitment to such Replacement Lender provided, that Borrower has reimbursed such Affected Lender for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment.

          (B) Borrower may prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Revolving Loan Commitment. Borrower shall, within ninety (90) days following notice of its intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment) -and terminate such Affected Lender's Revolving Loan Commitment.

          2.12          Compensation.   Borrower shall compensate Lender, upon
                        ------------
written request by Lender (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be conclusive and binding upon all parties hereto), for all reasonable losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by Lender in connection with the re-employment of such funds), Lender may sustain: (i) if for any reason (other than a default by Lender) a borrowing of any LIBOR Rate Loan does not occur on a date specified therefor in a Notice of Borrowing, a Notice of Conversion/Continuation or a telephonic request for borrowing or Conversion/Continuation; (ii) if any prepayment or conversion to a Base Rate Loan of any of its LIBOR Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Revolving Loan; (iii) if any prepayment of any of its LIBOR Rate Loans is not made on any date specified in a notice of prepayment given by Borrower; or (iv) as a consequence of any other default by Borrower to repay itsLIBOR Rate Loans when required by the terms of this Agreement; provided, that during the period while any such amounts have not been paid, Lender shall reserve an equal amount from amounts otherwise available to be borrowed under the Revolving Loan.

          2.13         Booking of LIBOR Rate Loans.  Lender may make, carry or
                       ---------------------------
transfer LIBOR Rate Loans at, to, or for the account of, any of its branch offices or the office of an Affiliate of Lender.

          2.14            Assumptions  Concerning Funding of LIBOR Rate Loans.
                        -----------------------------------------------------
Calculation of all amounts payable to Lender under subsection 2.12 shall be made as though Lender had actually funded its relevant LIBOR Rate Loan through the purchase of a LIBOR deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Rate Loan and having maturity comparable to the relevant Interest Period and through the transfer of such LIBOR deposit from an offshore office to a domestic office in the United States of America; provided, however, that Lender may fund each of its LIBOR Rate Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under subsection 2.12.

SECTION  3.         CONDITIONS TO Revolving Loan; CONDITIONS TO EFFECTIVENESS.
                    ---------------------------------------------------------

          3.1(a)        Conditions to Revolving Loans.     The obliga-tions of
                        -----------------------------
Agent and each Lender to make Revolving Loans and the obligation of Agent or any Lender to issue Lender Letters of Credit on the Closing Date and on each Funding Date are subject to satisfac-tion of all of the conditions set forth below.

               (A)     Closing Deliveries.  Agent shall have received, in form
                       ------------------
and substance satisfactory to Agent and Lenders, all documents, instru-ments and information identified on Schedule 3.1(A) and all other agreements, notes, certificates, orders, authorizations, financing statements, mortgages and other documents which Agent may at any time reasonably request.

               (B)          Security  Interests.  Agent and Lenders shall have
                            -------------------
received satisfactory evidence that all security interests and liens granted to Agent for the benefit of Lenders pursuant to this Agreement or the other Loan Documents have been duly perfected (except to the extent that arrangements satisfactory to the Agent for such perfection have been made) and constitute (or as to security interests and liens as to which such arrangements have been made, will constitute) first priority security interests and liens on the Collateral, subject only to Permitted Encumbrances.

               (C)      Closing Date Availability.  After giving effect to the
                        -------------------------
consummation of the transactions contemplated hereunder on the Closing Date and the payment by Borrower of all costs, fees and expenses relating thereto, the Borrowing Availability shall be at least $10,000,000, and such excess shall have been created without any deferral by Borrower of any of its accounts payable not in the ordinary course of business.

               (D)        Representations and Warranties.  The representations
                          ------------------------------
and warranties contained herein and in the Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made by Borrower to Agent after the Closing Date and approved by Agent.

               (E)          Fees.    With respect to Revolving Loans or Lender
                            ----
Letters of Credit to be made or issued on the Closing Date, Borrower shall have paid the fees payable on the Closing Date referred to in subsection 2.3.

               (F)          No  Default.   No event shall have occurred and be
                            -----------
continuing or would result from the consummation of the requested borrowing or notice requesting issuance of a Lender Letter of Credit that would constitute an Event of Default or a Default.

               (G)      Performance of Agreements.  Each Loan Party shall have
                        -------------------------
performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before that Funding Date.

               (H)        No Prohibition.  No order, judgment or decree of any
                          --------------
court, arbitrator or governmental authority shall purport to enjoin or restrain Agent or any Lender from making any Revolving Loans or issuing any Lender Letters of Credit.

               (I)       No Litigation.  There shall not be pending or, to the
                         -------------
knowledge of Borrower, threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration by, against or affecting any member of Parent Group or any property of any member of Parent Group, that has not been disclosed by Borrower in writing, and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration that would reasonably be expected to have a Material Adverse Effect.

          3.1(b)          Conditions  to  Effectiveness.    This amendment and
                          -----------------------------
restatement of the Original Loan and Security Agreement shall not become effective unless and until the following conditions are satisfied or, with the prior written consent of the Agent and Lenders, waived:

               (A) GII shall have consummated the Initial Public Offering and shall have applied the proceeds thereof to (i) the payment in full in cash of (x) the outstanding principal balance of the "Term Loan" under and as defined in the Original Loan and Security Agreement, (y) all losses, expenses and liabilities (as required under subsection 2.12 of the Original Loan and Security Agreement) resulting from the prepayment of any portion of the Term Loan which is a LIBOR Rate Loan on a date which is not the last day of an "Interest Period" under and as defined in the Original Loan and Security Agreement and (z) all interest on the Term Loan accrued and unpaid through the date of prepayment, whether or not due, and (ii) payment and satisfaction in full in cash of the Senior Subordinated Notes, including all interest thereon and fees, costs and expenses payable in connection therewith, and the termination of all obligations of the Borrower and GII under the Securities Purchase Agreements, all guarantees thereof, and all documents issued by Borrower or GII in connection therewith.

               (B) All conditions to a borrowing under subsection 3.1(a) shall be satisfied.

               (C) The Tangible Net Worth after giving effect to the occurrence of the Closing Date, the consummation of the Initial Public Offering and the satisfaction of the Term Loan and Senior Subordinated Notes, as required under clause (A) of this subsection 3.1(b), and any redemption of preferred stock, shall be not less than $4,000,000.

               (D) This Agreement shall have been executed and delivered by the Lenders, the Agent, the Borrower and GII.

               (E) GIC shall have merged with and into GII, with GII being the surviving corporation, no Change of Control shall have occurred as a result thereof, immediately after the consummation of such merger, GII shall own 100% of the issued and outstanding shares of capital stock of the Borrower, such merger shall not have effected any change in the capital structure or outstanding securities or liabilities of GII except that GII shall have assumed all obligations of GIC, including, without limitation, all obligations in favor of the Agent and the Lenders under the Loan Documents to which GIC was a party, and GII shall have executed and delivered such documents and agreements as the Agent may have reasonably requested in connection with the preservation of the Lien in favor of the Agent on the Borrower's stock and otherwise in connection therewith.

               (F) Borrower and GII shall have executed and delivered the documents and agreements listed on Schedule 3.1(b)(F) hereto.

               (G) Agent shall have received legal opinions from independent counsel to the Borrower and GII, in form, scope and substance satisfactory to Agent, as to the execution and delivery of this Agreement and the documents and agreement described in clause (F) of this subsection 3.1(b).


SECTION  4.          BORROWER'S  REPRESENTATIONS  AND  WARRANTIES.
                     --------------------------------------------

          In order to induce Agent and each Lender to enter into this Agreement, and to make Revolving Loans and to issue Lender Letters of Credit, Borrower represents and warrants to Agent and each Lender that the following statements are and, on the Closing Date and each other Funding Date, will be true, correct and complete:

          4.1          Organization,  Powers,  Capitalization.
                       --------------------------------------

               (A)     Organization and Powers.  Each of the Loan Parties is a
                       -----------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and qualified to do business in all states where such qualification is required, except where failure to be so qualified could not be reasonably expected to have a Material Adverse Effect. Each of the Loan Parties has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into each Loan Document.

               (B)       Capitalization.  The authorized capital stock of each
                         --------------
of the Loan Parties is, as of the Closing Date, as set forth on Schedule 4.1(B). All issued and outstanding shares of capital stock of each of the Loan Parties are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent for the benefit of Lenders, and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the Closing Date, the capital stock of each of the Loan Parties is owned by the stockholders and in the amounts set forth on Schedule 4.1(B). As of the Closing Date, no shares of the capital stock of any member of Parent Group, other than those described above, are issued and outstanding. There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any member of Parent Group, of any shares of capital stock or other securities of any such entity other than pursuant to the Stockholders' Agreement and stock options granted to its directors, officers and employees.

               4.2      Authorization of Borrowing, No Conflict.  Borrower has
                        ---------------------------------------
the corporate power and authority to incur the Obligations and to grant security interests in the Collateral. On the Closing Date, the execution, delivery and performance of the Loan Documents by each Loan Party signatory thereto will have been duly authorized by all necessary corporate and shareholder action. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Loan Documents by each Loan Party do not contravene and will not be in contravention of any appli-cable law, the corporate charter or bylaws of any Loan Party or any agreement or order by which any Loan Party or any Loan Party's property is bound. This Agreement is and each of the other Loan Docu-ments when executed and delivered in accordance with this Agreement will be, the legally valid and binding obligation of the each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

               4.3          Financial  Condition.    The  financial statements
                            --------------------
concerning Borrower and its Subsidiaries as of and for the fiscal years ended December 31, 1992, December 31, 1993 and December 31, 1994, December 31, 1995 and as of and for the ten months ended October 31, 1996, copies of which have been furnished by Borrower and its Subsidiaries to Agent or any Lender pursuant to this Agreement have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein and not including, in the case of such interim financial statements normal year end adjustments) and present fairly the financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended. The Pro Forma was prepared by Borrower based on the unaudited balance sheet of Borrower dated June 30, 1996. The Projections delivered and to be delivered have been and will be prepared by Borrower in light of the past operations of the business of Borrower and its Subsidiaries, and, to the extent of the first 12 month period covered by such Projections, such Projections represent and will represent the good faith estimate of Borrower and its senior management concerning the most probable course of its business for such 12 month period as of the date such Projections are prepared and delivered.


          4.4          Indebtedness  and Liabilities.  As of the Closing Date,
                       -----------------------------
neither Borrower nor any of its Subsidiaries has (a) any Indebtedness except as reflected on the Pro Forma or (b) any Liabilities other than as reflected on the Pro Forma or as incurred in the ordinary course of business following the date of the most recent financial statements delivered to Agent and Lenders.

          4.5         Account Warranties.  As to each Account reflected on any
                      ------------------
Borrowing Base Certificate: at the time of its creation, the Account is a valid, bona fide account, representing an undisputed indebtedness incurred by the named account debtor for goods actually sold and delivered or shipped as required by the applicable contract or for services completely rendered; there are no setoffs, offsets or counterclaims, genuine or otherwise, against such Account other than any reflected on the Borrowing Base Certificate delivered to the Agent; the Account does not represent a sale to an Affiliate or a consignment, sale or return or a bill and hold transaction; no specific agreement exists permitting any deduction or discount (other than the discount stated on the invoice) other than deductions or discounts taken in the ordinary course of business; Borrower is the lawful owner of the Account and has the right to assign the same to Agent, for the benefit of Lenders; the Account is free of all security interests, liens and encumbrances other than those in favor of Agent, on behalf of Lenders, and the Account is due and payable in accordance with its terms.

          4.6        Names.  Schedule 4.6 sets forth all names, trade names or
                     -----
fictitious names and business names under which Borrower currently conducts business or has at any time during the five years prior to the Original Closing Date conducted business.

          4.7        Locations; FEIN.  Schedule 4.7 sets forth the location of
                     ---------------
Borrower's principal place of business, the location of Borrower's books and records, the location of all other offices of Borrower and all Collateral locations, and such locations are Borrower's sole locations for its business and the Collateral. Borrower's federal employer identification number is set forth on the signature page hereof.

          4.8          Title  to  Properties; Liens.  Borrower and each of its
                       ----------------------------
Subsidiaries has good, sufficient and legal title, subject to Permitted Encumbrances, to all its respective material properties and assets. Except for Permitted Encumbrances, all such properties and assets are free and clear of Liens. To the best knowledge of Borrower after due inquiry, there are no actual, threatened or alleged defaults with respect to any leases of real property under which Borrower or any of its Subsidiaries is lessee or lessor which would have a Material Adverse Effect.

          4.9          Litigation;  Adverse  Facts.    There  are no judgments
                       ---------------------------
outstanding against any member of Parent Group or affecting any property of any member of Parent Group nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrower after due inquiry, threatened against or affecting any member of Parent Group or any property of any member of Parent Group which could reasonably be expected to result in any Material Adverse Effect. No member of Parent Group has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability which could reasonably be expected to result in any Material Adverse Effect.


          4.10      Payment of Taxes.  All material tax returns and reports of
                    ----------------
GII and each of its Subsidiaries required to be filed by any of them (either separately or as members of an affiliated group of corporations) have been timely filed (and as of the time of filing, such returns correctly reflected the facts regarding the income, business, assets, operations, activities and status of each of them), and all taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable. As of the Closing Date, none of the United States income tax returns of Borrower or any of its Subsidiaries are under audit except described in Schedule 4.10. No tax liens have been filed and no claims (except as otherwise permitted by Section 5.9) are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

          4.11        Performance of Agreements.  None of the Loan Parties and
                      -------------------------
none of their respective Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contractual obligation of any such Person that could reasonably be expected to result in a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.

          4.12          Employee  Benefit  Plans.    Borrower,  each  of  its
                        ------------------------
Subsidiaries, each ERISA Affiliate and each Employee Benefit Plan is in compliance in all material respects with all applicable provisions of ERISA, the IRC and all other applicable laws and the regulations and interpreta-tions thereof with respect to all Employee Benefit Plans. No material liability has been incurred by Borrower, any Subsidiaries or any ERISA Affiliate which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan. Except as set forth on Schedule 4.12, none of the Employee Benefit Plans which is an employee welfare benefit plan (whether funded or not funded) provides any post-retirement benefits.

          4.13          Intellectual  Property.    Borrower  and  each  of its
                        ----------------------
Subsidiaries owns, is licensed to use or otherwise has the right to use, all Intellectual Property used in or necessary for the conduct of its business as currently conducted, and all such Intellectual Property is identified on
Schedule  4.13.

          4.14       Broker's Fees.  No broker's or finder's fee or commission
                     -------------
will  be  payable with respect to any of the transactions contemplated hereby.

          4.15      Environmental Compliance.  Each member of Parent Group has
                    ------------------------
been and is currently in compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environ-mental Laws other than any noncompliance that could not reasonably be expected to have a Material Adverse Effect. There are no claims, liabilities, investigations, litigation, administrative proceedings, whether pending or threatened, or judgments or orders relating to any Hazardous Materials asserted or threatened against any member of Parent Group or relating to any real property currently or formerly owned, leased or operated by any member of Parent Group other than any claims, liabilities, investigations, litigation, administrative proceedings, judgments or orders that could not reasonably be expected to have a Material Adverse Effect.

          4.16     Solvency.  As of the date of this Agreement and the Closing
                   --------
Date, Borrower: (a) owns and will own assets the fair salable value of which are (i) greater than the total amount of its liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of Borrower as they mature; (b) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

          4.17          Disclosure.    The  representations  and warranties of
                        ----------
Borrower, its Subsidiaries and the other Loan Parties contained in this Agreement, the financial statements, the other Loan Documents, and other documents, certificates and written statements furnished to Agent or any Lender by or on behalf of any such Person for use in connection with the Loan Documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances in which the same were made. The Projections contained in such materials are based upon good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by Agent and Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no material fact (other than general economic conditions) known to Borrower that has had or will have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Agent or any Lender for use in connection with the transactions contemplated hereby.

          4.18     Insurance.  Borrower and each of its Subsidiaries maintains
                   ---------
adequate insurance policies for public liability, property damage for its business and properties, product liability, and business interruption; no notice of cancellation has been received with respect to such policies and Borrower; and each of its Subsidiaries is in compliance with all conditions contained in such policies, the noncompliance with which could result in denial of coverage by the insurer.

          4.19         Compliance with Laws.  No member of Parent Group, is in
                       --------------------
violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instru-mentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would subject any member of Parent Group, or any of their respective officers to criminal liability or have a Material Adverse Effect and no such violation has been alleged.

          4.20          Bank  Accounts.   Schedule 4.20 sets forth the account
                        --------------
numbers  and  locations of all bank accounts of Borrower and its Subsidiaries.

          4.21        Subsidiaries.  GII has no direct Subsidiaries other than
                      ------------
Borrower.    Borrower  has no Subsidiaries other than as set forth on Schedule
4.21.

          4.22        Employee Matters.  Except as set forth on Schedule 4.22,
                      ----------------
(a) no member of Parent Group nor any of such member's employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any member of Parent Group and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any member of Parent Group and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between any member of Parent Group and its respective employees, other than employee grievances arising in the ordinary course of business which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 4.22, no member of Parent Group is party to any employment contract providing for total cash compensation in excess of $150,000.

          4.23      Governmental Regulation.  No member of Parent Group is, or
                    -----------------------
after giving effect to any loan will be, subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the
Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

          The Borrower may, at any time and from time to time (and subject to subsection 5.13), amend any one or more of the Schedules referred to in this
Section 4 upon not less than five (5) Business Days' prior written notice to the Agent, and any representation or warranty contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended, provided, that in no event may the Borrower amend any such Schedule if such amendment would reflect or evidence a Default or Event of Default; and provided, further, that in the event that any such notice relates to the Collateral or perfection of Agent's security interest therein, Borrower shall (at Borrower's cost and expense) execute and deliver and cause to be filed or recorded any and all financing statements and other documents and take such other action, in each case, as may be necessary in the opinion of Agent to perfect the Agent's security interest in Collateral or to continue the perfection thereof.

SECTION  5.          AFFIRMATIVE  COVENANTS.
                     ----------------------

          Each of Borrower and GII covenants and agrees that, so long as any of the Revolving Loan Commitments hereunder shall be in effect and until payment in full in cash of all Obligations and termination of all Lender
Letters of Credit, unless Requisite Lenders shall otherwise give their prior written consent, Borrower and GII shall perform, and shall cause their respective Subsidiaries to perform, all covenants in this Section 5 applicable to such Person.

          5.1          Financial Statements and Other Reports.  Each member of
                       --------------------------------------
Parent Group will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrower will deliver or cause to be delivered to Agent and each Lender (unless specified to be delivered solely to Agent) the financial statements and other reports described below.

               (A)        Monthly Financials.  As soon as available and in any
                          ------------------
event within (i) forty-five (45) days after the end of each calendar month which coincides with the end of a fiscal quarter and (ii) thirty (30) days after the end of each other calendar month, Borrower will deliver or cause to be delivered (1) the consolidated and consolidating balance sheet of Parent Group as at the end of such calendar month and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such calendar month, and (2) a schedule of the outstanding Indebtedness for borrowed money of Parent Group describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

               (B)          [Omitted].

               (C)       Year-End Financials.  As soon as available and in any
                         -------------------
event within one hundred twenty (120) days after the end of each Fiscal Year, Borrower will deliver or cause to be delivered: (1) the consolidated balance sheet of Parent Group as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flow for such Fiscal Year;
(2) a schedule of the outstanding Indebtedness of Parent Group describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan; (3) a report with respect to the financial statements from a "Big 6" firm of independent certified public accountants selected by Borrower or other independent certified public accountants selected by Borrower and acceptable to Agent, which report shall be unqualified as to going concern and scope of audit of Parent Group and shall state that (a) such consolidated financial statements present fairly the consolidated financial position of Parent Group --as at the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) that the examination by such accountants in connection with such consolidated financial statements has been made in accord-ance with generally accepted auditing standards ; and (4) for each period in which any Subsidiary of Borrower is required to be included in the consolidated financial statements of Parent Group in conformity with GAAP, copies of the consolidating financial statements of Parent Group, -including consolidating balance sheets of Parent Group as at the end of such Fiscal Year showing intercompany eliminations.

               (D)      Accountants' Certification and Reports.  Together with
                        --------------------------------------
each delivery of consolidated financial statements of Parent Group pursuant to subsection 5.1(C), Borrower will deliver (1) a written statement by its independent certified public accountants (a) stating that the examination has included a review of the terms of this Agreement as same relate to accounting matters and (b) stating whether, in connection with the examination, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof and (2) to the extent that the Borrower is able to obtain such a letter through the use of commercially reasonable efforts to do so, a letter addressed to Agent and Lenders from such accountants stating that such accountants have been informed that a primary intent of Borrower was to have the professional services such accountants provided to Parent Group in preparing their audit report and the letter referred to in this subsection 5.1(D) benefit or influence Agent and Lenders, and identifying Agent and Lenders as parties that Borrower has indicated intend to rely on such professional services provided to Parent Group by such account-ants. Promptly upon receipt thereof, Borrower will deliver copies of all significant reports submitted to any member of Parent Group by independent public accountants in connection with each annual, interim or special audit of the financial statements of Parent Group made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit.

               (E)      Compliance Certificate.  Together with the delivery of
                        ----------------------
each set of financial statements referenced in subparts (A) (for any period ending at the end of any fiscal quarter) or (C) of this subsection 5.1, Borrower will deliver a Compliance Certificate, together with copies of the calculations and work-up employed to determine com-pliance or noncompliance by Borrower with the financial covenants set forth in Section 6 and from and after the consummation of a Permitted Acquisition, computations indicating Average Borrowing Availability for the Rolling Period then ended and of the calculation of the Interest Adjustment Ratios for the Rolling Period then ended.

               (F)        Borrowing Base Certificates, Registers and Journals.
                          ---------------------------------------------------
(x) If Borrowing Availability, based on the most recently delivered Borrowing Base Certificate is $5,000,000 or more, within ten (10) Business Days following the last day of each calendar month (as of the last day of such calendar month), (y) if Borrowing Availability, based on the most recently delivered Borrowing Base Certificate is less than $5,000,000 but not less than $1,000,000 on Tuesday of each week (as of the immediately preceding Friday) or
(z) if Borrowing Availability, based on the most recently delivered Borrowing Base Certificate is less than $1,000,000 on each Business Day (as of the immediately preceding Business Day), Borrower shall deliver to Agent: (1) a Borrowing Base Certificate updated to reflect the most recent sales and collections of Borrower and an assignment schedule of all Accounts created by Borrower; and (2) an invoice register or sales journal describing all sales of Borrower for that month, week or day, as applicable, in form and substance satisfactory to Agent, and, if Agent so requests, copies of invoices evidencing such sales and proofs of delivery relating thereto.

               (G)      Reconciliation Reports, Inventory Reports and Listings
                        ------------------------------------------------------
and  Agings.   On the Closing Date and within ten (10) Business Days after the
-----------
last day of each month and from time to time upon the request of Agent, Borrower will deliver to Agent: (1) an aged trial balance of all then existing Accounts; and (2) an Inventory Report as of the last day of such period. As soon as available and in any event within ten (10) Business Days after the last day of each month, and from time to time upon the request of Agent, Borrower will deliver to Agent: (1) a Reconciliation

Report as at the last day of such period; (2) an aged trial balance of all then existing accounts payable; and (3) a detailed inventory listing and cover summary report. All such reports shall be in form and substance satisfactory to Agent.

               (H)          Management Report.  Together with each delivery of
                            -----------------
financial statements of Parent Group pursuant to subdivisions (A) or (C) of this subsection 5.1, Borrower will deliver a management report: (1) describing the operations and financial condition of Parent Group for the month then ended and the portion of the current Fiscal Year then elapsed (or for the Fiscal Year then ended in the case of year-end financials); (2) setting forth in comparative form the corres-ponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered to Lenders pursuant to 5.1(P); and (3) discussing the reasons for any
significant  variations.    The  information  above  shall  be  presented  in
reasonable detail and shall be certified by the chief financial officer of Borrower to the effect that such information fairly presents the results of operations and financial condition of Parent Group as at the dates and for the periods indicated.

               (I)         Appraisals.  From time to time, upon the request of
                           ----------
Agent, Borrower will obtain and deliver to Agent, at Borrower's expense, appraisal reports in form and substance and from ap-praisers satisfactory to Agent, stating the then current fair market and orderly liquidation values of all or any portion of the Collateral; provided, that so long as no Event of Default is continuing, Agent shall not request an appraisal, as to any particular category of Collateral, to be performed more than once every Loan Year.

               (J)         Government Notices.  Borrower will deliver to Agent
                           ------------------
promptly after receipt copies of all notices, requests, subpoenas, inquiries or other writings received by any member of the Parent Group from any govern-mental agency concerning any Employee Benefit Plan, the violation or alleged violation of any Environmental Laws, the storage, use or disposal of any Hazardous Material, the violation or alleged violation of the Fair Labor Standards Act or payment or non-payment of any taxes by any member of Parent Group including any tax audit.

               (K)       Events of Default, etc.  Promptly upon any officer of
                         -----------------------
Borrower obtaining knowledge of any of the following events or conditions, Borrower shall deliver a certificate of Borrower's chief executive officer specifying the nature and period of existence of such condition or event and what action Borrower has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice of default that any Person has given to any member of Parent Group or any other action taken with respect to a claimed default; or
(3)  any  Material  Adverse  Effect.

               (L)         Trade Names.  Borrower and each of its Subsidiaries
                           -----------
will give Agent at least thirty (30) days advance written notice of any change of name or of any new trade name or fictitious business name and will (at Borrower's expense) execute and deliver and cause to be filed or recorded any and all financing statements and other documents and take such other action, in any case, which Agent deems necessary to obtain or continue the perfection of Agent's security interests and liens on the Collateral or any portion thereof. Borrower's use of any trade name or fictitious business name will be in compliance with all laws regarding the use of such names.

               (M)        Locations.  Borrower will give Agent at least thirty
                          ---------
(30) days advance written notice of any change in the principal place of business of any Loan Party or any change in the location of the books and records of any Loan Party or of any portion of the Collateral or of any new location for books and records of any Loan Party or any portion of the Collateral (including any new location resulting from a Permitted Acquisition) and will (at Borrower's expense) execute and deliver and cause to be filed or recorded any and all financing statements and other documents and take such other action, in any case, which Agent deems necessary to obtain or continue the perfection of Agent's security interests and liens on the Collateral or any portion thereof.

               (N)      Bank Accounts.  Borrower will give Agent prompt notice
                        -------------
of any new bank accounts which any Loan Party -intends to establish prior to their opening same.

               (O)          Litigation.  Promptly upon any officer of Borrower
                            ----------
obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any member of Parent Group or any property of any member of Parent Group not previously disclosed by Borrower to Agent or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any member of Parent Group or any property of any member of Parent Group which (in the case of (1) or (2) above) is reasonably likely to have a Material Adverse Effect, Borrower will promptly give notice thereof to Agent and provide such other information as may be reasonably available to them to enable Agent and its counsel to evaluate such matter.

               (P)      Projections.  As soon as available and in any event no
                        -----------
later than thirty (30) days after the start of each Fiscal Year of Borrower, Borrower will deliver consolidated and consolidating Projections of Parent Group for the forthcoming Fiscal Year, month by month.

               (Q)          Subordinated  Debt and Other Indebtedness Notices.
                            -------------------------------------------------
Borrower shall promptly deliver copies of all notices given or received by Borrower with respect to noncompliance with any term or condition related to any Subor-dinated Debt and other material Indebtedness, and shall promptly notify Lenders and Agent of any potential or actual event of default with respect to any Subordinated Debt or other material Indebtedness.

               (R)          Other  Information.    With reasonable promptness,
                            ------------------
Borrower will deliver such other information and data with respect to any member of Parent Group or the Collateral as Agent or any Lender may reasonably request from time to time.

               (S)     Opening Balance Sheet.  As soon as available and in any
                       ---------------------
event within one hundred twenty (120) days after October 13, 1995, Borrower will deliver an audited consolidated and consolidating balance sheet of Parent Group as of October 13, 1995 prepared by a firm of independent certified public accountants reasonably acceptable to Agent.

          5.2      Access to Accountants.  Each of Borrower and GII authorizes
                   ---------------------
Agent and Lenders to discuss the financial condition and financial statements of Parent Group with Parent Group's independent public accountants upon reasonable notice to Borrower of its intention to do so, and authorizes such accountants to respond to all of Agent's and Lenders' inquiries.

          5.3        Inspection.  Each member of Parent Group shall, and shall
                     ----------
cause each other member of Parent Group to, permit Agent and any authorized representatives designated by Agent to visit and inspect any of the properties of any one or more Loan Parties including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Each of Borrower and GII acknowledges that Agent intends to make such inspections on at least a quarterly basis. Each Lender may with the consent of Agent, which will not be unreasonably denied, accompany Agent on any such visit or inspection.

          5.4      Collateral Records.  Each member of Parent Group shall, and
                   ------------------
shall cause each other member of Parent Group to, keep and shall cause each Subsidiary of Borrower to keep, full and accurate books and records relating to the Collateral and shall mark such books and records to indicate Agent's security interests in the Collateral, for the benefit of Lenders.

          5.5     Account Covenants; Verification.  Borrower shall, at its own
                  -------------------------------
expense: (a) cause all invoices evidencing Accounts and all copies thereof to bear a notice that such invoices are payable to the lockboxes established in accordance with subsection 5.6 and (b) use its best efforts to assure prompt payment of all amounts due or to become due under the Accounts. Borrower will promptly reflect on each Borrowing Base Certificate any dispute or claim with respect to an Account alleged by a customer or of any other circumstances known to Borrower that may impair the validity or collectibility of an Account. Except in the ordinary course of business in conformity with past practice, no discounts, credits or allowances will be issued, granted or allowed by Borrower to customers and, except as aforesaid, no returns will be accepted without Agent's prior written consent; provided, that until Agent notifies Borrower to the contrary, Borrower may presume consent. Agent shall have the right, at any time or times hereafter, to verify the validity, amount or any other matter relating to an Account, by mail, telephone or in person. While an Event of Default is continuing, Borrower shall not, without the prior consent of Agent, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon, other than, unless otherwise directed by the Agent, in the ordinary course of business.

          5.6          Collection  of  Accounts  and Payments.  Borrower shall
                       --------------------------------------
establish lockboxes and blocked accounts (collectively, "Blocked Accounts") in Borrower's name with such banks ("Collecting Banks") as are acceptable to Agent (subject to irrevocable instructions acceptable to Agent as hereinafter set forth) to which all account debtors shall be instructed, at the option of the Agent while any Default or Event of Default is continuing, to directly remit all payments on Accounts and in which, at the option of the Agent while any Default or Event of Default is continuing, Borrower will immediately deposit all payments received on account of the sale or lease of Inventory or other payments constituting proceeds of Col-lateral in the identical form in which such payment was received, whether by cash or check. The Collecting Banks shall acknowledge and agree, in a manner satisfactory to Agent, that all payments made to the Blocked Accounts are the sole and exclusive property of Agent, for the benefit of Lenders, and that, except as otherwise agreed to in writing by the Agent, the Collecting Banks have no right of setoff against the Blocked Accounts and that all such payments received will be promptly transferred to Agent's Account. Borrower hereby agrees that all payments received by Agent, whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by Agent and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Agent, for the benefit of Lenders. While any Default or Event of Default is continuing, Agent may instruct each Collecting Bank to promptly transfer all payments or deposits to the Blocked Accounts into Agent's Account. Borrower, and any of its Affiliates, employ-ees, agents or other Persons acting for or in concert with Borrower, shall, acting as trustee for Agent, receive, as the sole and exclusive property of Agent, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of Borrower or any of Borrower's Affiliates, employees, agents or other Persons acting for or in concert with Borrower, and, while any Default or Event of Default is continuing, Borrower or such Persons shall immediately upon receipt thereof, remit the same or cause the same to be remitted, in kind, to the Blocked Accounts or to Agent at its address set forth in sub-section 10.4 below. All deposit accounts of the Borrower shall be subject to a blocked account agreement executed and delivered by the Borrower, the Agent and the depository bank, each to be in form and substance satisfactory to the Agent (each, a "Blocked Account Agreement").

          5.7     Endorsement.  Borrower hereby constitutes and appoints Agent
                  -----------
and all Persons designated by Agent for that purpose as Borrower's true and lawful attorney-in-fact, with power while any Default or Event of Default is continuing to endorse Borrower's name to any of the items of payment or proceeds described in subsection 5.6 above and all proceeds of Collateral that come into Agent's possession or under Agent's control. Both the appointment of Agent as Borrower's attorney and Agent's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

          5.8     Corporate Existence.  Each member of Parent Group shall, and
                  -------------------
shall cause each other member of Parent Group to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, that nothing contained in this subsection 5.8 shall prohibit a Permitted Merger or a merger permitted under subsection 7.6. Borrower will promptly notify Agent of any change in the ownership or corporate structure of any member of Parent Group.

          5.9        Payment of Taxes.  Each member of Parent Group shall, and
                     ----------------
shall cause each other member of Parent Group to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon provided, that no such tax need be paid if any member of Parent Group is contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if such member of Parent Group has established appropriate reserves, if any, as shall be required in conformity with GAAP.
          5.10          Maintenance  of Properties; Insurance.  Borrower shall
                        -------------------------------------
maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of Borrower and the other members of Parent Group, normal wear and tear excepted, and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to Borrower's business and properties and the business and properties of the members of Parent Group against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts acceptable to Agent. Borrower shall cause Agent, for the benefit of Lenders, to be named as loss payee on all insurance policies relating to any Collateral and as additional insured under all liability policies, in each case pursuant to appropriate endorse-ments in form and substance satisfactory to Agent and shall collaterally assign to Agent, for the benefit of Lenders, as security for the payment of the Obligations all business inter-ruption insurance of Borrower. Borrower shall apply any proceeds received from any policies of insurance relating to any Collateral to the Obligations as set forth in subsection 2.4(B)(2).

          5.11       Compliance with Laws.  Each member of Parent Group shall,
                     --------------------
and shall cause each other member of Parent Group to, comply with the requirements of all applicable laws, rules, regulations and orders of any govern-mental authority as now in effect and which may be imposed in the future in all jurisdictions in which any member of Parent Group is now doing business or may hereafter be doing business, other than those laws the noncompliance with which would not have a Material Adverse Effect.

          5.12     Further Assurances.  Each member of Parent Group shall, and
                   ------------------
shall cause each other member of Parent Group to, from time to time, execute such guaranties, financing or continuation statements, documents, security agreements, reports and other documents or deliver to Agent such instruments, certificates of title or other documents as Agent at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for payment of the Obligations provided for in the Loan Documents.

          5.13     Collateral Locations.  Unless and until Borrower shall have
                   --------------------
complied with the next sentence of this subsection 5.13, Borrower will keep the Collateral at the locations specified on Schedule 4.7. With respect to any new location (which in any event shall be within the continental United States), including, without limitation, any new location resulting from a Permitted Recourse Acquisition, Borrower will execute such documents and take such actions as Agent deems necessary to perfect and protect the security interests of the Agent, on behalf of Lenders, in the Collateral prior to the transfer or removal of any Colla-teral to such new location or the consummation of such Permitted Recourse Acquisition. Upon compliance by Borrower with the foregoing sentence to the satisfaction of the Agent,
Schedule 4.7 shall be amended to include the new location as to which such compliance has occurred.

          5.14          Bailees.    If  any  Collateral  is at any time in the
                        -------
possession or control of any warehouseman, bailee or any of Borrower's agents or processors, Borrower shall, upon the request of Lenders, notify such warehouseman, bailee, agent or processor of the security interests in favor of Agent, for the benefit of Lenders, created hereby and shall instruct such Person to hold all such Collateral for Agent's account subject to Agent's instruc-tions.

          5.15          Omitted..
                        --------

          5.16        Use of Proceeds and Margin Security.  Borrower shall use
                      -----------------------------------
the proceeds of all Revolving Loans for proper business purposes (as described in the recitals to this Agreement) consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of any Revolving Loan shall be used by Borrower or any of its Subsidiaries for the purpose of purchasing or carrying margin stock within the meaning of Regulation G or Regulation U, or in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act. No proceeds of any Revolving Loan shall be used, directly or indirectly, for any Permitted Acquisition, other than a Permitted Recourse Acquisition.

          5.17         Additional Subsidiaries.  Promptly upon the creation or
                       -----------------------
acquisition of any Subsidiary, Borrower shall so notify Agent and Lenders thereof and shall (i) except in the case of a Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary, cause such Subsidiary to become a party to this Agreement and a guarantor by causing such Subsidiary to execute and deliver to Agent a counterpart of this Agreement (as theretofore amended) and a Corporate Guaranty, and cause such Subsidiary to grant to the Agent, on behalf of the Lenders, a first priority (subject only to Permitted Encumbrances) perfected security interest on all assets (other than Equipment and real estate) of such Subsidiary, pursuant to documentation in form and substance satisfactory to Agent and cause such Subsidiary to execute and deliver such other collateral documents as Agent may reasonably require in connection therewith, (ii) except in the case of a Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary, cause such Subsidiary to enter into a Blocked Account Agreement (executed in each case by the applicable depository bank or other financial institution) for each deposit account of such Subsidiary, (iii) pledge to the Agent, on behalf of the Lenders, pursuant to a pledge agreement in form and substance satisfactory to the Agent, a first priority (subject only to Permitted Encumbrances) perfected Lien on all present and future capital stock of such Subsidiary, all distributions in respect thereof and all proceeds thereof and execute and deliver all documents required to be executed and delivered under the terms of such pledge agreement and deliver to the Agent the stock certificates representing such shares (with appropriate stock powers); provided, however, that the foregoing shall not require the pledge any capital stock (and related distributions and proceeds) of any Subsidiary of a Purchasing Subsidiary; and (iv) execute and deliver or cause to be executed and delivered to Agent such other documentation as Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, certified corporate resolutions and other corporate documents of such Subsidiary and favorable opinions of independent counsel (acceptable to the Agent) to Borrower and such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the validity and perfection of the Liens referred to above), all in form, content and scope satisfactory to Agent. The foregoing shall not constitute a consent by Agent or any Lender to the creation or acquisition of any Subsidiary, except if such acquisition is a Permitted Acquisition or except as permitted under subsection 7.13.

          5.18         Inventory Reporting.  As soon as practicable and in any
                       -------------------
event within one hundred fifty (150) days following the Closing Date, Borrower shall complete a review of its inventory reporting system and shall, within such period (a) report to the Agent Borrower's conclusions regarding such review, (b) implement a cycle count program with respect to its inventory reporting in a manner acceptable to Borrower and Agent, (c) make such improvements to its assembly line inventory reporting as shall be acceptable to Borrower and Agent such that Borrower shall be able to accurately report the value and quantity of inventory on Borrower's assembly line, and (d) in connection with such review, implement such of the recommendations made by Coopers & Lybrand as to inventory reporting as may be acceptable to Borrower.

SECTION  6.          FINANCIAL  COVENANTS.
                     --------------------

          Each of Borrower and GII covenants and agrees that so long as any of the Revolving Loan Commitments remain in effect and until payment in full in cash of all Obligations and termination of all Lender Letters of Credit, unless Borrower and GII has received the prior written consent of Requisite Lenders, each of Borrower and GII shall comply with and shall cause each Subsidiary of Borrower to comply with all covenants in this Section 6 applicable to such Person.

          6.1      Liabilities to Tangible Net Worth Ratio. Borrower shall not
                   ---------------------------------------
suffer or permit the Liabilities to Tangible Net Worth Ratio as of the last day of any fiscal quarter set forth below to be more than the ratio set forth below opposite such day:

          FISCAL  QUARTER  ENDING                                        RATIO
          -----------------------                                        -----

          December  31,  1996                                          7.5:1.0
          March  31,  1997                                             6.5:1.0
          June  30,  1997                                              5.5:1.0
          September  30,  1997                                         4.5:1.0
          December  31,  1997  and
          the  last  day  of  each
          fiscal  quarter  thereafter                                  3.5:1.0

          6.2         Tangible Net Worth.  Borrower shall not suffer or permit
                      ------------------
Tangible Net Worth during the period beginning on the last day of any fiscal quarter (the "Measurement Date") and ending on the day immediately preceding the last day of the immediately succeeding fiscal quarter to be less than the minimum amount set forth below opposite such Measurement Date:

          MEASUREMENT  DATE                                     MINIMUM AMOUNT
          -----------------                                     --------------

          December  31,  1996                                     $  7,000,000
          March  31,  1997                                        $  8,000,000
          June  30,  1997                                          $10,000,000
          September  30,  1997                                     $12,000,000
          December  31,  1997  and
          the  last  day  of  each  fiscal
          quarter  thereafter                                      $13,000,000

          6.3          Omitted.
                       -------

          6.4          Omitted.
                       -------

          6.5         Capital Expenditure Limits.  The aggregate amount of all
                      --------------------------
Capital Expenditures of the Restricted Parent Group (excluding trade-ins and excluding Capital Expenditures in respect of replacement assets to the extent funded with casualty insurance or condemnation proceeds) will not exceed, for any period set forth below, the amount set forth below opposite such period. In the event that any member of Restricted Parent Group enters into a Capital Lease or other contract with respect to fixed assets, for purposes of calculating Capital Expenditures under this subsection only, the amount of the Capital Lease or contract initially capitalized on such member's balance sheet prepared in accordance with GAAP (including, without limitation, any cash down payments made under Capital Leases) shall be considered expended in full on the date that such member enters into such Capital Lease or contract.

             PERIOD                                                     AMOUNT
             ------                                                     ------

          Each  Fiscal  Year                                        $6,000,000

Any amount permitted under this subsection 6.5 which is not expended in any Fiscal Year may be expended in the immediately succeeding Fiscal Year, after usage of the amount permitted for such succeeding Fiscal Year.

          6.6      Fixed Charge Coverage.  Borrower shall not suffer or permit
                   ---------------------
the Fixed Charge Coverage for any Rolling Period ending on the last day of any fiscal quarter to be less than 1.25:1.0.

SECTION  7.          NEGATIVE  COVENANTS.
                     -------------------

     Each of Borrower and GII covenants and agrees that so long as any of the Revolving Loan Commitments remains in effect and until payment in full in cash of all Obligations and termination of all Lender Letters of Credit, unless Borrower has received the prior written consent of Requisite Lenders, each of Borrower and GII shall not and shall not suffer or permit any Subsidiary of Borrower to:

          7.1          Indebtedness  and Liabilities.  Directly or in-directly
                       -----------------------------
create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable, on a fixed or contingent basis, with respect to any Indebtedness except: (a) the Obliga-tions; (b) Indebtedness of Borrower or any Subsidiary of Borrower incurred or assumed in connection with any Permitted Recourse Acquisition, (c) Indebtedness (including Capital Leases) of Borrower and its Subsidiaries (other than FSC), including any such Indebtedness (and Capital Leases) outstanding on the Closing Date, not to exceed $10,000,000 in aggregate principal (or notional principal) amount at any time outstanding secured by purchase money Liens on Equipment or real property acquired after the Closing Date; provided, that in no event shall the Borrower or any of its Subsidiaries incur any such Indebtedness (or Capital Lease) after the Closing Date unless, after giving effect thereto, the Parent Group shall be in Acquisition Covenant Compliance, (d) unsecured Indebtedness of Borrower and its Subsidiaries (other than FSC) not to exceed $250,000 in aggregate principal amount outstanding at any time, (e) Indebtedness incurred by a Purchasing Subsidiary or a Subsidiary thereof in connection with a Permitted Non-Recourse Acquisition and other Indebtedness of a Purchasing Subsidiary or a Subsidiary thereof for which no member of Parent Group (other than such Purchasing Subsidiary and its Subsidiary) shall be liable, primarily, secondarily, as guarantor, issuer or otherwise, in any manner, whether contractually or as a matter of law, and (f) Indebtedness existing on the Closing Date and identified on Schedule 7.1(f).1 Except for Indebtedness permitted under the preceding sentence, Borrower will not, and will not permit any of its Subsidiaries other than any Purchasing Subsidiary and a Subsidiary thereof to, incur any Liabilities except for trade payables and normal accruals in the ordinary course of business not yet due and payable or with respect to which Borrower or any of its Subsidiaries (other than any Purchasing Subsidiary and a Subsidiary thereof) is contesting in good faith the amount or validity thereof by appropriate proceed-ings and then only to the extent that Borrower or any of its Subsidiaries (other than any Purchasing Subsidiary and a Subsidiary thereof) has established adequate reserves therefor, if appropriate under GAAP and Borrower shall not suffer or permit any Purchasing Subsidiary or any Subsidiary thereof to incur any Liabilities (other than in respect of income and similar taxes) for which any member of Parent Group (other than any Purchasing Subsidiary and a Subsidiary thereof) shall be liable, primarily, secondarily, as guarantor, issuer or otherwise, in any manner, whether contractually or as a matter of law.

1. This schedule should exclude purchase money indebtedness covered by (c) above.


          7.2     Guaranties.  Except for endorsements of instruments or items
                  ----------
of payment for collection in the ordinary course of business and except for guaranties and the like described on Schedule 7.2, guaranty, endorse, or otherwise in any way become or be responsible for any obligations of any other Person, whether directly or indirectly by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise; provided, that GII may guarantee any Indebtedness of Borrower to the extent such Indebtedness of the Borrower is permitted under this Agreement.

          7.3          Transfers,  Liens  and  Related  Matters.
                       ----------------------------------------

          (A)      Transfers.  Sell, assign (by operation of law or otherwise)
                   ---------
or  otherwise  dispose  of,  or  grant  any  option with respect to any of the
Collateral or the assets of such Person, except that Borrower and its Subsidiaries may (i) sell inventory in the ordinary course of business; (ii) make Asset Disposi-tions if all of the following conditions are met: (1) (x) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $500,000 and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed $1,000,000 or (y) the net income attributable to the assets sold or otherwise disposed of generated less than 5% of net income of the Parent Group for four consecutive Rolling Periods ending on or most recently prior to such sale; (2) the consideration received is at least equal to the fair market value of such assets; (3) the sole consideration received is cash; (4) the net proceeds of such Asset Disposition are applied as required by subsection 2.4(B); (5) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of the Obligations with the proceeds thereof, Borrower is in compliance on a pro forma basis with the covenants set forth in Section 6 recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions contained in this Agreement and the Parent Group shall be in Acquisition Covenant Compliance; and (6) no Default or Event of Default shall result from such sale or other disposition, and (iii) make dispositions of used, worn out or obsolete equipment in the ordinary course of business.

          (B)          Liens.   Except for Permitted Encumbrances, directly or
                       -----
indirectly create, incur, assume or permit to exist any Lien on or with respect to any of the Collateral or any of the assets of such Person or any proceeds, income or profits therefrom.

          (C)     No Negative Pledges.  Except in connection with Indebtedness
                  -------------------
incurred by a Purchasing Subsidiary or a Subsidiary thereof as permitted under subsection 7.1(e), enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

          (D)         No Restrictions on Subsidiary Distributions to Borrower.
                      -------------------------------------------------------
Directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than a Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary) of Borrower to: (1) pay dividends or make any other distribution on any of such Subsidiary's capital stock owned by Borrower or any Subsidiary of Borrower; (2) subject to subor-dination provisions, pay any indebtedness owed to Borrower or any other Subsidiary; (3) make loans or
advances  to  Borrower  or  any   other Subsidiary; or (4) transfer any of its
property  or  assets  to  Borrower  or  any  other  Subsidiary.

          7.4      Investments and Loans.  Make or permit to exist investments
                   ---------------------
in or loans to any other Person, except: (a) Cash Equivalents; (b) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business in an aggregate outstanding amount not in excess of $150,000 at any time; (c) investments existing on the Closing Date and described on Schedule 7.4 hereto; (d) investments not exceeding $500,000 in the aggregate in Permitted Joint Ventures; (e) investments by Borrower in Permitted Recourse Acquisitions and by Borrower in Purchasing Subsidiaries in connection with Permitted Non-Recourse Acquisitions and (f) investments by Purchasing Subsidiaries in Permitted Non-Recourse Acquisitions.

          7.5     Restricted Junior Payments.  Directly or indirectly declare,
                  --------------------------
order, pay, make or set apart any sum for any Restricted Junior Payment, except that: (a) Borrower may satisfy the Senior Subordinated Notes and related obligations with the proceeds of the Initial Public Offering as contemplated by subsection 3.1(b) and may apply proceeds of the Initial Public Offering to the repurchase of preferred stock of GII, (b) so long as no Event of Default or Payment Default is continuing, (i) GII may repurchase stock of former employees of Borrower upon the death, retirement or other cessation of employment of such employee, in an aggregate amount for all such former employees not to exceed $250,000 plus the amount of any cash consideration paid after the Closing Date (and not required to be paid as of the Closing
Date) by employees of Borrower for common stock of GII and contributed by GII, directly or indirectly, to the common equity of Borrower, and (ii) dividends by Borrower to GII, of amounts necessary to fund such repurchases and used therefor, (c) Borrower may repurchase, redeem or prepay outstanding Indebtedness, in addition to amounts due and payable by their respective terms, in an amount not in excess of $200,000 in the aggregate from and after the Closing Date and (d) so long as no Event of Default or Payment Default is continuing or would occur as a result of any dividend under this clause (d), and so long as the Borrowing Availability (as evidenced by the delivery of daily Borrowing Base Certificates) shall have been not less than $4,000,000 for each of the sixty consecutive days prior to the date of payment of such dividend, and Approved Projections shall demonstrate that Borrowing Availability shall be not less than $4,000,000 as of the last day of each of the three full calendar months next following the date of payment of such dividend, Borrower may pay dividends to GII.

          7.6          Restriction on Fundamental Changes.  (a) Enter into any
                       ----------------------------------
transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) except as permitted under subsection 7.3(a), convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person; provided, however, that (i) any Subsidiary (other than a Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary) of Borrower may be merged with and into Borrower or another wholly-owned Subsidiary (other than a Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary) of Borrower so long as no Default or Event of Default shall exist as a result of such merger and the Borrower or such wholly-owned Subsidiary is the surviving entity of such merger, (ii) nothing contained in this subsection 7.6 shall prohibit any Permitted Merger and (iv) a Person may merge into a Purchasing Subsidiary in a transaction constituting a Permitted Non-Recourse Acquisition.

          7.7          Omitted.
                       -------

          7.8          Transactions with Affiliates.  Directly or in-directly,
                       ----------------------------
enter into or permit to exist any transaction (including the purchase, sale or exchange of property or the rendering of any service) with any Affiliate, except for (i) transactions in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms which, in the case of any transaction or series of related transactions involving $25,000 or more, are fully disclosed to Agent and Lenders and which, in any event and regardless of amount, are no less favorable to Borrower than it would obtain in a comparable arm's length transaction with an unaffiliated Person, (ii) the transactions described on Schedule 7.8, (iii) transactions between the Borrower and any wholly-owned Subsidiary (other than FSC) of the Borrower or between two wholly-owned Subsidiaries of Borrower (neither of which is FSC), (iv) repurchases of stock permitted by subsection 7.5 and (v) Permitted Mergers and mergers permitted by subsection 7.6.

          7.9          Environmental  Liabilities.  (a) Violate any applicable
                       --------------------------
Environmental Law; or (b) dispose of any Hazardous Materials into or onto or from, any real property owned, leased or operated by any member of Parent Group (other than any migration, leaching or further spread of any Hazardous Material already present as of the Closing Date), in each case if such violation or disposal alone or together with all other such violations and dispositions could reasonably be expected to involve penalties, costs or expenses of $250,000 or more in the aggregate or has had or could reasonably be expected to have a Material Adverse Effect.

          7.10       Conduct of Business.  From and after the Closing Date (i)
                     -------------------
except for businesses permitted to be acquired in a Permitted Acquisition, Borrower shall not engage in any business other than businesses of the type engaged in by Borrower or such Subsidiary on the Closing Date, (ii) GII shall not engage in any business, enter into any transaction, incur any liability or acquire any asset other than continued ownership of the stock of Borrower and the incurrence of Liabilities incident thereto, and (iii) FSC shall not engage in any business, enter into any transaction, incur any liability or acquire any asset; provided, that (A) nothing contained in this subsection 7.10 shall prohibit any Permitted Merger or merger permitted by subsection 7.6, and (B) GII may be a party to and perform its obligations under the Recapitalization Documents (as defined in the Original Loan and Security Agreement) and the Loan Documents.

          7.11         Compliance with ERISA.  No member of Parent Group shall
                       ---------------------
fail to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof; each member of Parent Group shall take all steps necessary to avoid the imposition of a Lien in connection with any Employee Benefit Plan and shall not adopt an amendment to any Employee Benefit Plan requiring the provision of security under section 307 of ERISA or section 401(a)(29) of the IRC.

          7.12       Tax Consolidations.  File or consent to the filing of any
                     ------------------
consolidated income tax return for any period beginning on or after the Closing Date with any Person other than a Corporate Guarantor, Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary; provided, that in the event Borrower files a return with a Corporate Guarantor, Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary, Borrower's contribution with respect to taxes as a result of the filing of such consolidated return shall not be greater, nor the receipt of tax benefits less, than they would have been had Borrower not filed a consolidated return with a Corporate Guarantor, Purchasing Subsidiary or a Subsidiary of a Purchasing Subsidiary.

          7.13          Subsidiaries.    Establish,  create or acquire any new
                        ------------
Subsidiaries, except (i) the formation of a Purchasing Subsidiary substantially concurrently with a Permitted Non-Recourse Acquisition and (ii) the acquisition of a Subsidiary pursuant to a Permitted Acquisition.

          7.14          Fiscal  Year.    Change  its  Fiscal  Year.
                        ------------

          7.15         Press Release; Public Offering Materials.  Disclose the
                       ----------------------------------------
name of Agent or any Lender in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of any Loan Party except as may be required by law.

          7.16       Bank Accounts.  Establish any new bank accounts, or amend
                     -------------
or terminate any Blocked Account or lockbox agreement without Agent's prior written consent, which consent shall not be unreasonably withheld.

SECTION  8.          DEFAULT,  RIGHTS  AND  REMEDIES.
                     -------------------------------

          8.1          Event  of  Default.   "Event of Default" shall mean the
                       ------------------
occurrence  or  existence  of  any  one  or  more  of  the  following:

          (a)         Payment. failure to make payment of the principal of any
                      -------
Revolving Loan or the reimbursement of any amounts paid upon drawing under any Lender Letter of Credit when due or the failure to pay any interest payable under any Loan Document or to pay any other Obligation within five (5) days of the applicable due date; or


          (B)       Default in Other Agreements.  (1) failure of any member of
                    ---------------------------
Parent Group to pay when due (or within any applicable grace period) any principal or interest on any Indebtedness (other than the Obligations) or (2) breach or default by any member of Parent Group with respect to any Indebted-ness (other than the Obligations); if such failure to pay, breach or default entitles the holder to cause such Indebtedness having an individual principal amount in excess of $250,000 or having an aggregate principal amount in excess of $500,000 to become or be declared due prior to its stated maturity; or

          (C)      Breach of Certain Provisions.  failure of any Loan Party to
                   ----------------------------
perform or comply with any covenant, term or condition contained in subsections 5.1 (A) (and, in the case of subsection 5.1(A) only, continuation of such failure for five days), (C) or (S), 5.3, 5.5 or 5.6 or contained in
Section  6  or  Section  7;  or

          (D)          Breach  of  Warranty.    any  representation, warranty,
                       --------------------
certification or other statement made by any Loan Party in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

          (E)          Other  Defaults  Under  Loan Documents.  any Loan Party
                       --------------------------------------
defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within ten (10) days after receipt by such Loan Party of notice from Agent, or Requisite Lenders of such default (other than occurrences described in other provisions of this subsection 8.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); or

          (F)          Change in Control.  a Change of Control shall occur; or
                       -----------------

          (G)       Involuntary Bankruptcy; Appointment of Receiver, etc.  (1)
                    -----------------------------------------------------
a court enters a decree or order for relief with respect to any member of Parent Group in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against any member of Parent Group under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any member of Parent Group or over all or a substantial part of their respec-tive property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of any member of Parent Group for all or a substantial part of the property of such member of Parent Group; or

          (H)      Voluntary Bankruptcy; Appointment of Receiver, etc.  (1) an
                   ---------------------------------------------------
order for relief is entered with respect to any member of Parent Group or any member of Parent Group commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or
(2) any member of Parent Group makes any assignment for the benefit of creditors; or (3) the board of directors of any member of Parent Group adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or

          (I)          Omitted.
                       --------

          (J)      Judgment and Attachments.  any one or more money judgments,
                   ------------------------
writs or warrants of attachment, or similar process involving an amount in the aggregate at any time in excess of $250,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) are entered or filed against any member of Parent Group or any of their respective assets and remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale there-under; or

          (K)          Dissolution.   any order, judgment or decree is entered
                       -----------
against any member of Parent Group decreeing the dissolution or split up of such member of Parent Group and such order remains undischarged or unstayed for a period in excess of twenty (20) days; or

          (L)      Solvency.  any member of Parent Group admits in writing its
                   --------
present  or  prospective  inability  to  pay  its debts as they become due; or

          (M)          Injunction.    any  member of Parent Group is enjoined,
                       ----------
restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order continues for more than thirty (30) days; or

          (N)     Invalidity of Loan Documents.  any of the Loan Documents for
                  ----------------------------
any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Loan Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

          (O)      Failure of Security.  Agent, on behalf of Lenders, does not
                   -------------------
have or ceases to have a valid and perfected first priority security interest in any material portion of the Collateral (subject to Permitted Encumbrances), in each case, for any reason other than the failure of Agent or any Lender to take any action within its control; or

          (P)      Damage, Strike, Casualty.  any material damage to, or loss,
                   ------------------------
theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condem-nation, act of God or public enemy, or other casualty which causes, for more than so fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any member of Parent Group if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; provided, that so long as Borrowing Availability is $5,000,000 or more, there shall be no Event of Default under this paragraph (P) unless such cessation or substantial curtailment of revenue producing activities shall continue for forty-five (45) consecutive days; or

          (Q)        Licenses and Permits.  the loss, suspension or revocation
                     --------------------
of, or failure to renew, any license or permit not held or hereafter acquired by any member of Parent Group if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

          (R)         Forfeiture.  there is filed against any member of Parent
                      ----------
Group any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days; and (2) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral or have a Material Adverse Effect.

          8.2          Suspension  of  Revolving  Loan  Commitments.  Upon the
                       --------------------------------------------
occurrence of any Default or Event of Default, notwithstanding any grace period or right to cure, Agent may or upon demand by Requisite Lenders shall, without notice or demand, immediately cease making additional Revolving Loans and the Revolving Loan Commitments shall be suspended; provided, that, in the case of a Default, if the subject condition or event is waived or cured within any applicable grace or cure period, the Revolving Loan Commitments shall be reinstated.

          8.3       Acceleration.  Upon the occurrence of any Event of Default
                    ------------
described in the foregoing subsections 8.1(G) or 8.1(H), all Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the Revolving Loan Commitments shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and upon demand by Requisite Lenders shall, by written notice to Borrower, (a) declare all or any portion of the Obligations to be, and the same shall forthwith become, immediately due and payable and the Revolving Loan Commitments shall thereupon terminate and (b) demand that Borrower immediately deposit with Agent an amount equal to one hundred five percent (105%) of the Letter of Credit Reserve to enable the Agent or Lenders to make payments under the Lender Letters of Credit when required and such amount shall become immediately due and payable.

          8.4       Remedies.  If any Event of Default shall have occurred and
                    --------
be continuing, in addition to and not in limitation of any other rights or remedies available to Agent and Lenders at law or in equity, Agent may and shall upon the request of Requisite Lenders exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the right and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and may also (a) notify any or all obligors on the Accounts to make all payments directly to Agent and otherwise implement the provisions of subsection 5.6; (b) require each Loan Party to, and each Loan Party hereby agrees that it will, at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties; (c) withdraw all cash in the Blocked Accounts and apply such monies in payment of the Obligations in the manner provided in subsection 8.7; (d) without notice or demand or legal process but without breach of the peace, enter upon any premises of any Loan Party and take possession of the Collateral; and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable. Each Loan Party agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Loan Party of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Agent or any Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Agent or such Lender. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Each Loan Party shall remain liable for any deficiency. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Loan Party hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. Agent shall not be required to proceed against any Collateral but may proceed against each Loan Party directly.

          8.5         Appointment of Attorney-in-Fact.  Each Loan Party hereby
                      -------------------------------
constitutes and appoints Agent as such Loan Party's attorney-in-fact with full authority in the place and stead of such Loan Party and in the name of such Loan Party, Agent or otherwise, from time to time in Agent's discretion while an Event of Default is continuing (except in the case of clause (c) below as to which no Event of Default must be continuing) to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(b) to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereunder or allow any credit or discount thereon; (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; (d) to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent and Lenders with respect to any of the Collateral; and (e) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral. The appointment of Agent as such Loan Party's -attorney and Agent's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

          8.6          Limitation on Duty of Agent with Respect to Collateral.
                       ------------------------------------------------------
Beyond the safe custody thereof, Agent and each Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Agent accords its own property. Neither Agent nor any Lender shall be liable or respon-sible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

          8.7     Application of Proceeds.  Upon the occurrence and during the
                  -----------------------
continuance of an Event of Default, (a) each Loan Party irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of such any Loan Party, and each Loan Party hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Agent may deem advisable notwithstanding any previous entry by Agent upon any books and records and
(b) the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses
                                      -----
incurred by Agent or any Lender with respect to this Agreement, the other Loan Documents or the Collateral; second, to all fees due and owing to Agent and
                                ------
Lenders;  third, to accrued and unpaid interest on the Obligations; fourth, to
          -----                                                     ------
the  principal amounts of the Obligations outstanding; and fifth, to any other
                                                           -----
indebtedness or obligations of the Loan Parties owing to Agent or any Lender under the Loan Documents.

          8.8        License of Intellectual Property.  Each Loan Party hereby
                     --------------------------------
assigns, transfers and conveys to Agent, for the benefit of Lenders, effective upon the occurrence of any Event of Default hereunder, the non-exclusive right and license to use all Intel-lectual Property owned or used by such Loan Party together with any goodwill associated therewith, all to the extent necessary to enable Agent to realize on the Collateral and any successor or assign to enjoy the benefits of the Col-lateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without require-ment that any monetary payment whatsoever be made to any Loan Party by Agent.

          8.9      Waivers, Non-Exclusive Remedies.  No failure on the part of
                   -------------------------------
Agent or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise by Agent or any Lender of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumula-tive and are not exclusive of any other remedies provided by law.

SECTION  9.          ASSIGNMENT  AND  PARTICIPATION.
                     ------------------------------

          9.1          Assignments  and  Participations  in  Revolving  Loans.
                       ------------------------------------------------------

          (A) Each Lender may assign its rights and delegate its obligations under this Agreement to another Person; provided, that (a) such Lender shall first obtain the written consent of Agent and Borrower, which consents shall not be unreasonably withheld, (b) the amount of Revolving Loan Commitments and Revolving Loans of the assigning Lender being assigned shall in no event be less than the lesser of (i) $5,000,000 or (ii) the entire amount of the Revolving Loan Commitments and Revolving Loans of such assigning Lender and (c)(i) each such assignment shall be of a pro rata portion of all such assigning Lender's Revolving Loans and Revolving Loan Commitments hereunder, and (ii) the parties to such assignment shall execute and deliver to Agent for acceptance and recording a Lender Addition Agreement together with (x) a processing and recording fee of $2,500 payable to Agent and (y) the Revolving Notes originally delivered to the assigning Lender. Upon receipt of all of the foregoing, Agent shall notify Borrower of such assignment and Borrower shall comply with its obligations under the last sentence of subsection 2.1(E). In the case of an assignment authorized under this subsection 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obliga-tions hereunder with respect to its Revolving Loan Commitment or assigned portion thereof. Each Loan Party hereby acknowledges and agrees that any assignment will give rise to a direct obligation of such Loan Party Borrower to the assignee and that the assignee shall be considered to be a "Lender".

          (B) Each Lender may sell participations in all or any part of any Revolving Loans made by it to another Person; provided, that any such participation shall be in a minimum amount of $5,000,000, and provided, further, that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participa-tion and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly effecting (a) any reduction in the principal amount, interest rate or fees payable with respect to any Revolving Loan in which such holder participates; (b) any extension of the Termination Date or the date fixed for any payment of principal, interest or fees payable with respect to any Revolving Loan in which such holder participates; and (c) any release of substantially all of the Collateral (other than in accordance with the terms of this Agreement or the Loan Documents). Notwithstanding the foregoing, but subject to subsection (D) below, any holder of any such participation shall be entitled to the benefits of subsections 2.8, 2.9, 2.10, 9.4 and 10.2 as if it were a Lender hereunder.

          (C) Except as otherwise provided in this subsection 9.1 no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assign-ment, transfer or negotiation of, or granting of participation in, all or any part of the Revolving Loans or other Obligations owed to such Lender. Each Lender may furnish any information concerning any member of Parent Group in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants) provided that the Persons obtaining such information agrees to maintain the confidentiality of such information to the extent required by subsection 10.21.

          (D) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Revolving Loans owing to it and the Revolving Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System). No assignee, participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under subsection 2.8, 2.9 or 9.4 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent, which consent shall not be unreasonably withheld, or at a time when the circumstances giving rise to such greater payment did not exist.

          9.2          Agent.
                       -----

          (A)          Appointment  Each Lender hereby designates and appoints
                       -----------
Heller as its agent under this Agreement and the Loan Documents, and each Lender hereby irrevocably authorizes Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in subsection 9.3. Agent agrees to act as such on the express conditions contained in this subsection 9.2. The provi-sions of this subsection 9.2 are solely for the benefit of Agent and Lenders and neither Borrower nor any member of Parent Group shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as an administrative representative of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Lenders, Borrower or any member of Parent Group. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees. Without limitation of the foregoing, Agent is authorized to execute and deliver and perform its obligations under the Bank One Letter Agreement.

          (B)       Nature of Duties.  Agent shall have no duties, obligations
                    ----------------
or  responsibilities  except those expressly set forth in this Agreement or in
the  Loan  Documents.    The  duties  of  Agent  shall  be  mechanical  and
administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower in connection with the extension of credit hereunder and shall make its own appraisal of the credit worthiness of Borrower, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the applicable percentage of Lenders have instructed Agent to act or refrain from acting pursuant hereto.

          (C)         Rights, Exculpation, Etc.   Neither Agent nor any of its
                      -------------------------
officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and except that Agent shall be liable with respect to its own gross negligence or willful misconduct. Agent shall not be liable for any appor-tionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently deter-mined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any Loan Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Loan Party, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the applicable percentage of the Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the applicable percentage of the Lenders and notwithstanding the instructions of Lenders, Agent shall have no obligation to take any action if it, in good faith believes that such action exposes Agent to any liability.

          (D)      Reliance.  Agent shall be entitled to rely upon any written
                   --------
notices, statements, certificates, orders or other documents or any telephone message or other communication (in-cluding any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

          (E)          Indemnification.    Each  Lender,  severally, agrees to
                       ---------------
reimburse and indemnify Agent for and against any and all liabilities, obliga-tions, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement for any of the Loan Docu-ments, in proportion to each Lender's Pro Rata Share; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent's gross negligence or willful misconduct. The obligations of Lenders under this subsection 9.2(E) shall survive the payment in full of the Obligations and the termination of this Agreement.

          (F)         Heller Individually.  With respect to its Revolving Loan
                      -------------------
Commitments and the Revolving Loans made by it, and the Revolving Notes issued to it, Heller shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Heller in its individual capacity as a Lender or one of the Requisite Lenders. Heller may lend money to, and generally engage in any kind of banking, trust or other business with any Loan Party as if it were not acting as Agent pursuant hereto.

          (G)          Successor  Agent.
                       ----------------

          (1)       Resignation.  Agent may resign from the performance of all
                    -----------
its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (2) below or as otherwise provided below.

          (2)          Appointment  of  Successor.    Upon  any such notice of
                       --------------------------
resignation pursuant to clause (G)(1) above, Requisite Lenders shall, upon receipt of Borrower's prior consent which shall not unreasonably be withheld, appoint a successor Agent. If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, upon notice to Borrower, shall then appoint a successor Agent who shall serve as Agent until such time as Requisite Lenders, upon receipt of Borrower's prior written consent, which shall not be unreasonably withheld, appoint a successor Agent as provided above.

          (3)      Successor Agent.  Upon the acceptance of any appointment as
                   ---------------
Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent under the Loan Documents, the provisions of this subsection 9.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

          (H)          Collateral  Matters.
                       -------------------

               (1)          Release of Collateral.  Lenders hereby irrevocably
                            ---------------------
authorize Agent, and Agent shall, release any Lien granted to or held by Agent upon any property covered by this Agreement or the Loan Documents (i) upon termination of the Revolving Loan Commitments and payment and satisfaction of all Obligations; (ii) constituting property being sold or disposed of if (except in the case of Inventory sold in the ordinary course of business) Borrower certifies to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrower to be, renewed or extended. In addition during any Fiscal Year (x) Agent may release Collateral having a book value of not more than 10% of the book value of all Collateral, (y) Agent, with the consent of Requisite Lenders, may release Collateral having a book value of not more than 25% of the book value of all Collateral and (z) Agent, with the consent of Lenders having 90% of (i) the Revolving Loan Commitments and (ii) Revolving Loans, may release all the Collateral.

               (2)          Confirmation  of Authority; Execution of Releases.
                            -------------------------------------------------
Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in subsection 9.2(H)(1)), each Lender agrees to confirm in writing, upon request by Borrower, the authority to release any property covered by this Agreement or the Loan Documents conferred upon Agent under subsection 9.2(H)(1). So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from the requisite percentage of Lenders, of its authority to release any particular item or types of property covered by this Agreement or the Loan Documents, and upon at least five (5) Business Days prior written request by Borrower, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) except in the case of a release described in clause (i) of subsection 9.2(H)(1), such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Loan Party, in respect of), all interests retained by any Loan Party, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Loan Documents.

               (3)          Absence  of  Duty.  Agent shall have no obligation
                            -----------------
whatsoever to any Lender or any other Person to assure that the property covered by this Agreement or the Loan Documents exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent on behalf of Lenders herein or pursuant hereto have been properly or suffi-ciently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this subsection 9.2(H) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Loan Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by this Agreement or the Loan Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders; provided, that Agent shall exercise the same care which it would in dealing with loans for its own account.

          (I)         Agency for Perfection.  Each Lender hereby appoints each
                      ---------------------
other Lender as agent for the purpose of perfecting Lenders' security interest in Collateral which, in accordance with Article 9 of the Uniform Commercial
                                           ---------
Code in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions.

          (J)       Exercise of Remedies.  Each Lender agrees that it will not
                    --------------------
have any right individually to enforce or seek to enforce this Agreement or any Loan Document or to realize upon any collateral security for the Revolving Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

          9.3          Consents.
                       --------

          (A) In the event Agent requests the consent of a Lender and does not receive a written denial thereof within five (5) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have given such consent.

          (B) In the event Agent requests the consent of a Lender and such consent is denied, then Heller (or such other Lender as may then be the Agent if Heller is not the Agent) may, at its option, require such Lender to assign its interest in the Revolving Loans to Heller (or such other Lender) for a price equal to the then outstanding principal amount thereof plus accrued and
                                                              ----
unpaid interest and fees due such Lender, which interest and fees will be paid when collected from Borrower. In the event that Heller (or such other Lender) elects to require any Lender to assign its interest to Heller (or such other Lender), Heller (or such other Lender) will so notify such Lender in writing within forty-five (45) days following such Lender's denial, and such Lender will assign its interest to Heller (or such other Lender) no later than five
(5)  days  following  receipt  of  such  notice.

          9.4      Set Off and Sharing of Payments.  In addition to any rights
                   -------------------------------
now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, with reasonably prompt subsequent notice to Borrower or to any other Person (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender or such holder at any of its offices for the account of any Loan Party (regardless of whether such balances are then due to such Loan Party), -and (B) other property at any time held or owing by such Lender or such holder to or for the credit or for the account of any Loan Party, against and on account of any of the Obligations which are not paid when due; except that no Lender or any such holder shall exercise any such right without the prior written consent of Agent. Any Lender which has exercised its right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the Obligations, purchase for cash (and the other Lenders or holders shall sell) participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower agrees on its behalf and on behalf of the other Loan Parties, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders and holders, and (b) any Lender or holder so purchasing a participation in the Revolving Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such partici-pation as fully as if such Lender or holder were a direct holder of Revolving Loans and other Obligations in the amount of such participation.

          9.5         Disbursement of Funds.  Agent may, on behalf of Lenders,
                      ---------------------
disburse funds to Borrower for Revolving Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Revolving Loan before Agent disburses same to Borrower. If Agent elects to require that funds be made available prior to disbursement to Borrower, Agent shall advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of such requested Revolving Loan no later than
(a) one (1) Business Day prior to the Funding Date applica-ble thereto for LIBOR Rate Loans and (b) by 1:00 p.m. Central time on the Funding Date for Base Rate Loans, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Revolving Loan, in same day funds, by wire transfer to Agent's account not later than 10:00 a.m. Central time on such Funding Date for LIBOR Rate Loans and 3:00 p.m. Central time for Base Rate Loans. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Agent. Any repayment required pursuant to this subsec-tion 9.5 shall be without premium or penalty. Nothing in this subsection 9.5 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of subsec-tion 9.6, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Revolving Loan Commitments hereunder or to prejudice any rights that Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

          9.6          Settlements,  Payments  and  Information.
                       ----------------------------------------

          (A)          Revolving  Loan  Advances  and  Payments;  Fee Payments
                       -------------------------------------------------------

               (1)        The Revolving Loan balance may fluctuate from day to
day through Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and each Lender notwithstanding terms to the contrary set forth in
Section  2  and  subsection  9.5,  Revolving Loan advances and payments may be settled according to the procedures described in subsection 9.6(A)(2) and 9.6(A)(3) of this Agreement. Notwith-standing these procedures, each Lender's obligation to fund its portion of any advances made by Agent to Borrower will commence on the date such advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

               (2)       Once each week, or more frequently (including daily),
if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by 1 p.m. Central time by telephone, telex, or telecopy of the amount of each such Lender's Pro Rata Share of the Revolving Loan balance. In the event that payments are necessary to adjust the amount of such Lender's share of the Revolving Loan balance to such Lender's Pro Rata Share of the Revolving Loan, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. Central time on the Business Day following the Settlement Date.

               (3) On the first Business Day of each month ("Interest Settlement Date"), Agent will advise each Lender by telephone, telefax or telecopy of the amount of interest and fees charged to and collected from Borrower for the proceeding month. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of this Agreement as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 3 p.m. Central time on the next Business Day following the Interest Settlement Date such Lender's share of such interest and fees.

          (B)          Availability  of  Lender's  Pro  Rata  Share.
                       --------------------------------------------

               (1) Unless Agent has been notified by a Lender prior to a Funding Date of such Lender's intention not to fund its Pro Rata Share of the Revolving Loan amount requested by Borrower, Agent may assume that such Lender will make such amount available to Agent on the Funding Date or the next Settlement Date, as applicable. If such amount is not, in fact, made available to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind.

               (2) Nothing contained in this subsection 9.6(B) will be deemed to relieve a Lender of its obligation to fulfill its Revolving Loan Commitments or to prejudice any rights Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

               (3) Without limiting the generality of the foregoing, each Lender shall be obligated to fund its Pro Rata Share of any Revolving Loan made with respect to any draw on a Lender Letter of Credit.

          (C)          Return  of  Payments.
                       --------------------

               (1) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind.

               (2) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

          9.7        Dissemination of Information.  Agent will provide Lenders
                     ----------------------------
with any information received by Agent from any Loan Party which is required to be provided to a Lender hereunder; provided, however, that Agent shall not be liable to Lenders for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.


          9.8     Discretionary Advances.   Agent may, in its sole discretion,
                  ----------------------
(i) provided that no Event of Default exists, make Revolving Loans of up to 10% in excess of the limitations set forth in subsection 2.1(B)(1)(b) but not in excess of the limitation set forth in subsection 2.1(B)(1)(a) and (ii) during the continuance of an Event of Default, make Revolving Loans in an aggregate amount of not more than $1,500,000 in excess of the limitations set forth in subsection 2.1(B)(1) for the purpose of preserving or protection the Collateral.

SECTION  10.          MISCELLANEOUS.
                      -------------

          10.1          Expenses  and  Attorneys'  Fees.    Whether or not the
                        -------------------------------
transactions contemplated hereby shall be consummated, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent in connection with any matters contemplated by or arising out of this Agreement or the other Loan Documents including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the Collateral:
(a) reasonable fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the examination, review, due diligence investiga-tion, documentation and closing of the financing arrangements evidenced by the Loan Documents and this Amendment and Restatement; (b) reasonable fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documenta-tion, execution and admin-istration of the Loan Documents, the Revolving Loans, and any amendments, waivers, consents, forbearances and other modifications relating thereto or any subordination or intercreditor agreements; (c) reasonable fees, costs and expenses incurred by Agent in creating, perfecting and maintaining perfection of Liens in favor of Agent, on behalf of Lenders;
(d) reasonable fees, costs and expenses incurred by Agent in connection with forwarding to Borrower the proceeds of Revolving Loans including Agent's or any Lenders' standard wire transfer fee; (e) reasonable fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by Agent or any Lender in establish-ing, main-taining and handling lock box accounts, blocked accounts or other accounts for collection of the Collateral;
(f) fees, costs, expenses (including attorneys' fees and allocated costs of internal counsel) incurred in collecting upon or enforcing rights against the Collateral, including, without limitation, costs of settlement, or incurred in any action to enforce this Agreement or the other Loan Documents or to collect any payments due from Borrower or any other Loan Party under this Agreement or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise, in each case, incurred by Agent, and, if an Event of Default has occurred, of any one or more Lenders.

          10.2     Indemnity.  In addition to the payment of expenses pursuant
                   ---------
to subsection 10.1, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold Agent and each Lender and any holder of any of the Revolving Notes, and the officers, directors, employees, agents, consult-ants, auditors, persons engaged by Agent or any Lender and any holder of any of the Revolving Notes to evaluate or monitor the Collateral, affiliates and attorneys of Agent, Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disburse-ments of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indem-nitees in connection with any investigative, administra-tive or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents, the consummation of the transactions contemplated by this Agreement, the statements contained in the commitment letters, if any, delivered by Agent or any Lender, Agent's and each Lender's agreement to make the Revolving Loans hereunder, the use or intended use of the proceeds of any of the Revolving Loans or the exercise of any right or remedy hereunder or under the other Loan Documents (the "Indemnified Liabilities"); provided, that Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction.

          10.3          Amendments  and  Waivers.
                        ------------------------

          (A) Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, the Revolving Notes or any other Loan Document, or consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders or Agent, as applicable; provided, that no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders, do any of the following: (i) increase the Revolving Loan Commitment of any Lender; (ii) reduce the principal of, rate of interest on or fees payable with respect to any Revolving Loan; (iii) extend the scheduled due date of any installment of principal of the Revolving Loans;
(iv) change the percen-tage of the Revolving Loan Commitments or of the aggregate unpaid principal amount of the Revolving Loans, or the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (v) amend or waive this subsection 10.3 or the definitions of the terms used in this subsection 10.3 insofar as the definitions affect the substance of this subsection 10.3; (vi) consent to the assign-ment or other transfer by any Loan Party of any of its rights and obligations under any Loan Document; and (vii) increase the percentages contained in the definition of Borrowing Base and provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to the Lenders required herein above to take such action.

          (B) Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modifica-tion, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document.

          (C) No amendment, modification or waiver of any provision of any Lender Letter of Credit shall be applicable without the written concurrence of the issuer of such Lender Letter of Credit. No notice to or demand on any
Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circum-stances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.3 shall be binding upon each holder of the Revolving Notes at the time outstanding, each future holder of the Revolving Notes, and, if signed by a Loan Party, on such Loan Party.
          (D) In the event Agent waives (1) any Default arising under subsection 8.1(E) as a result of the breach of any of the provisions of
Section 5 of this Agreement (other than any such breach which constitutes an Event of Default) or (2) any Default constituting a condition to the funding of any Revolving Loan or issuance of any Lender Letter of Credit, such waiver shall expire on the date upon which the Default which was the subject of such waiver matures into an Event of Default pursuant to the terms of this Agreement.

          10.4        Notices.  Unless otherwise specifically provided herein,
                      -------
all notices shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Central time or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or
(d) if by U.S. Mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

               If  to  Borrower  or  GII:

               The  Gradall  Company
               406  Mill  Avenue  S.W.
               New  Philadelphia,  Ohio  44663
               Attention:  Chief  Financial  Officer

               Telecopy  No.:    (330)  339-8317

               With  a  copy  to:

               Black,  McCuskey,  Souers  &  Arbaugh
               1000  United  Bank  Plaza
               Canton,  Ohio  44702
               Attention:  Anthony  Efremoff
               Telecopy  No.:    (330)  456-5756

               If  to  Agent  or  to  Heller:

               HELLER  FINANCIAL,  INC.
               500  West  Monroe
               Chicago,  Illinois,    60661
               Attn:    HBC  Portfolio  Manager
               Telecopy  No.:    (312)  441-6133

               With  a  copy  to:

               HELLER  FINANCIAL,  INC.
               500  West  Monroe
               Chicago,  Illinois    60661
               Attn:    Legal  Department
               Telecopy  No.:    (312)  441-7456

          If to any other Lender: As specified in the Lender Addition Agreement for such Lender or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this subsection 10.4.

          10.5          Survival  of  Warranties  and Certain Agreements.  All
                        ------------------------------------------------
agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the making of the Revolving Loans hereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Loan Parties set forth in subsections 10.1 and 10.2 shall survive the payment of the Revolving Loans and the termination of this Agreement. The agreements contained in subsections 10.1 and 10.2 of the Original Loan and Security Agreement shall continue in full force and effect as to each Lender under the Original Loan and Security Agreement, notwithstanding the amendment and restatement of the Original Loan and Security Agreement hereunder.

          10.6      Indulgence Not Waiver.  No failure or delay on the part of
                    ---------------------
Agent, any Lender or any holder of any Revolving Note in the exercise of any power, right or privilege hereunder or under the Revolving Notes shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          10.7          Marshaling; Payments Set Aside.  Neither Agent nor any
                        ------------------------------
Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to Agent and/or any Lender or Agent and/or any Lender enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferen-tial, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obliga-tions or part thereof originally intended to be satis-fied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          10.8     Entire Agreement.  This Agreement, the Revolving Notes, and
                   ----------------
the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contem-poraneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

          10.9       Independence of Covenants.  All covenants hereunder shall
                     --------------------------
be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          10.10          Severability.    The  invalidity,  illegality  or
                         ------------
unenforceability in any jurisdiction of any provision in or obligation under this Agreement or the other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, or the other Loan Documents or of such provision or obligation in any other jurisdiction.

          10.11          Lenders'  Obligations  Several; Independent Nature of
                         -----------------------------------------------------
Lenders'  Rights.   The obligation of each Lender hereunder is several and not
      ----------
joint and neither Agent nor any Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Revolving Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Revolving Loan that was to have been made by the Lender so failing to make such Revolving Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, provided Agent fails or refuses to exercise any remedies against Borrower after receiving the direction of the Requisite Lenders, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          10.12          Headings.    Section  and subsection headings in this
                         --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          10.13      APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                     --------------
SHALL  BE  CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE
STATE  OF  ILLINOIS,  WITHOUT  REGARD  TO  CONFLICTS  OF  LAWS  PRINCIPLES.

          10.14       Successors and Assigns.  This Agreement shall be binding
                      ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign its rights or obligations hereunder without the written consent of Lenders.

          10.15          No Fiduciary Relationship; Limitation of Liabilities.
                         ----------------------------------------------------

          (a) No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by Agent or any Lender to Borrower.

          (B) Neither Agent nor any Lender, nor any affiliate, officer, director, shareholder, employee, attorney, or agent of Agent or any Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Agent or any Lender or any of Agent's or any Lender's af-filiates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the transactions contemp-lated hereby.

          10.16      CONSENT TO JURISDICTION.  BORROWER HEREBY CONSENTS TO THE
                     -----------------------
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE REVOLVING NOTES OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING NOTES, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

          10.17         WAIVER OF JURY TRIAL.  BORROWER, AGENT AND EACH LENDER
                        --------------------
HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE REVOLVING NOTES OR THE OTHER LOAN DOCUMENTS. BORROWER, AGENT AND EACH LENDER ACKNOWL-EDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, THE REVOLVING NOTES AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

          10.18          Construction.  Borrower,  Agent  and each Lender each
                         ------------
acknowledge that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower, Agent and each Lender.

          10.19        Counterparts; Effectiveness.     This Agreement and any
                       ---------------------------
amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

          10.20       No Duty.     All attorneys, accountants, appraisers, and
                      -------
other professional Persons and consultants retained by Agent or any Lender shall have the right to act exclusively in the interest of Agent or such Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower or any of Borrower's shareholders or any other Person.

          10.21          Confidentiality.    Agent  and Lenders shall hold all
                         ---------------
nonpublic information obtained pursuant to the requirements hereof and identified as such by Borrower in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound business practices and in any event may make disclosure reasonably required by a bona fide offeree or assignee (or participation), or as required or requested by any Governmental Authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other advisors, and shall require any such offeree or assignee (or participant) to agree (and require any of its offerees, assignees or participants to agree) to comply with this Section 10.21. In no event shall the Agent or any Lender be obligated or required to return any materials furnished by Borrower; provided, each Offeree shall be required to agree that if it does not become a assignee (or participant) it shall return all materials furnished to it by Borrower in connection herewith.

          10.22   Schedules and Exhibits.  The Schedules and Exhibits attached
                  ----------------------
to the Original Loan and Security Agreement shall be deemed attached hereto, except in the case of any Schedule or Exhibit attached hereto, which Schedule or Exhibit attached hereto shall supersede any Schedule or Exhibit attached to the Original Loan and Security Agreement and bearing the same identifying number(s) and/or letter(s).
          Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                   THE  GRADALL  COMPANY

                                    By_____________________________
                                    Title____________________________
                                     FEIN  34-1405233

                                   GRADALL  INDUSTRIES,  INC.

                                    By_____________________________
                                    Title____________________________
                                     FEIN  36-3381606

                                   HELLER  FINANCIAL,  INC.

                                    By_____________________________
                                    Title____________________________


                                   Revolving  Loan  Commitment:$10,546,875



                                   THE  CIT  GROUP/BUSINESS
                                   CREDIT,  INC.


                                    By_____________________________
                                    Title____________________________


                                   Revolving  Loan  Commitment:$10,546,875

                                   BANK  ONE  COLUMBUS,  N.A.


                                    By_____________________________
                                    Title____________________________

                                   Revolving  Loan  Commitment:$3,906,250



                              Schedule 3.1(b)(F)

1. A Revolving Credit Note for each Lender in the maximum principal amount of such Lender's Revolving Credit Commitment.

2.          A  confirmation, in the form supplied by Agent, of GII's Corporate
Guaranty.

3.     An amendment, in the form supplied by Agent, of GII's Pledge Agreement.

4. An amendment, in the form supplied by Agent, of the Assignment of Contract as Collateral Security and Security Agreement and Mortgage - Trademarks, Patents and Copyrights.